STATEMENT OF ADDITIONAL INFORMATION

February 1, 2025

TIMOTHY PLAN FAMILY OF FUNDS

SMALL CAP VALUE

class	ticker	cusip
A	TPLNX	887432409
C	TSVCX	887432839

LARGE/MID CAP VALUE

class	ticker	cusip
A	TLVAX	887432607
C	TLVCX	887432805

SMALL/MID CAP GROWTH

class	ticker	cusip
A	TAAGX	887432813
C	TCAGX	887432698

LARGE/MID CAP GROWTH

class	ticker	cusip
A	TLGAX	887432789
C	TLGCX	887432680

GROWTH & INCOME

class	ticker	cusip
A	TGIAX	887432383
C	TGCIX	887432375

FIXED INCOME

class	ticker	cusip
A	TFIAX	887432888
C	TFICX	887432862

HIGH YIELD BOND

class	ticker	cusip
A	TPHAX	887432615
C	TPHCX	887432599

INTERNATIONAL

class	ticker	cusip
A	TPIAX	887432631
C	TPICX	887432623

ISRAEL COMMON VALUES

class	ticker	cusip
A	TPAIX	887432565
C	TPCIX	887432557

DEFENSIVE STRATEGIES

class	ticker	cusip
A	TPDAX	887432581
C	TPDCX	887432573

STRATEGIC GROWTH

class	ticker	cusip
A	TSGAX	887432763
C	TSGCX	887432672

CONSERVATIVE GROWTH

class	ticker	cusip
A	TCGAX	887432730
C	TCVCX	887432664

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. PORTIONS OF THE FUNDS’ ANNUAL REPORT ARE INCORPORATED HEREIN.

To obtain a free additional copy of the prospectus or SAI, dated February 1, 2025, or an annual report, please contact the Timothy Plan at (800) 846-7526 or visit Timothy Plan’s website at fund.timothyplan.com.

Table of Contents

Section 1 | General Information
Fund History	3
Section 2 | Investments and Risks
Investment Strategies and Risks	4
Fund Policies	6
Portfolio Turnover	8
Disclosure of Portfolio Turnover	8
Section 3 | Management of the Funds
Investment Adviser	10
Investment Managers	12
Sub-Adviser Fees	21
Officers and Trustees of the Trust	22
Compensation	29
Code of Ethics	29
Proxy Voting Policies	29
Section 4 | Control Persons and Principal Holders of Securities
Ownership	30
Section 5 | Other Service Providers
Principal Underwriter	36
Transfer/Fund Accounting Agent/Administrator	36
Distributor	36
Independent Registered Public Accounting Firm	38
Custodian	38
Sub Custodian	38
Section 6 | Brokerage Allocation
Brokerage Transactions	39
Commissions	39
Section 7 | Purchase, Redemption, and Pricing of Shares
Purchase of Shares	40
Redemption of Shares	40
Net Asset Value	41
Fair Value Pricing	41
Section 8 | Taxation of the Fund
Taxation	42
Section 9 | Calculation of Performance Data
Performance	44
Section 10 | Financial Statements
Financial Statements	46
Appendix A | Proxy Voting Policy
Preface	47
Key Proxy Voting Issues	47
Proxy Voting Procedures	49
Record Keeping	50
Summary	50

TABLE OF CONTENTS

STATEMENT OF ADDITIONAL INFORMATION (CLASS A & C) / 2

Section 1 |	General Information

This Statement of Additional Information (“SAI”) is not a prospectus and is meant to be read in conjunction with the Funds’ Prospectus, dated February 1, 2025, as amended or supplemented from time to time, and is incorporated by reference in its entirety into the Prospectus.

There are three Classes of shares currently offered by The Timothy Plan (the “Trust”): Class A shares are offered with a front-end sales charge and ongoing service/distribution fees; Class C shares are offered with a contingent deferred sales charge that ends after the first year and ongoing service and distribution fees and Class I shares, which are offered without any sales charges or ongoing service/distribution fees.

This SAI relates only to Class A and Class C shares of the Funds listed below. Class I shares of the Funds are offered in a different Prospectus and SAI dated February 1, 2025.

Traditional Funds (Class A and Class C)

Small Cap Value	Fixed Income
Large/Mid Cap Value	High Yield Bond
Small/Mid Cap Growth	International
Large/Mid Cap Growth	Israel Common Values
Growth & Income	Defensive Strategies

Asset Allocation Funds (Class A and Class C)

Strategic Growth	Conservative Growth

Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders and in the annual and semi-annual Certified Shareholder Reports on Form N-CSR. The annual Certified Shareholder Report on Form N-CSR contains financial statements that are incorporated herein by reference fund.timothyplan.com. The Funds’ Prospectus and copies of the annual and semi-annual reports may be obtained free of charge by contacting banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers and other financial intermediaries that have entered into an agreement with the Funds’ distributor to sell shares of the Funds (each called a “Service Agent”), by writing the Timothy Plan Trust, 1055 Maitland Center Commons, Maitland, FL 32751, by calling (800) 846-7526, by sending an e-mail request to investor@timothyplan.com or by visiting fund.timothyplan.com. Timothy Partners, Ltd. (the “Distributor”) serves as the Fund’s sole and exclusive distributor.

No person has been authorized to give any information or to make any representations not contained in the Prospectus or this SAI in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by a Fund or the Distributor. The Prospectus and this SAI do not constitute an offering by a Fund or by the Distributor in any jurisdiction in which such an offering may not lawfully be made.

Fund History

The Trust was organized as a Delaware Statutory Trust (fka as a business trust) on December 16, 1993 and is a mutual fund company of the type known as, and registered with the Securities and Exchange Commission as, an open-end management investment company. It is authorized to create an unlimited number of series of shares (each a “Fund”) and an unlimited number of share classes within each series. A mutual fund permits an investor to pool his or her assets with those of others in order to achieve economies of scale, take advantage of professional money managers and enjoy other advantages traditionally reserved for large investors.

The shares of each series are fully paid and non-assessable. They are entitled to such dividends and distributions as may be paid with respect to the shares and shall be entitled to such sums on liquidation as shall be determined. Other than these rights, they have no preference as to conversion, exchange, dividends, retirement or other features and have no preemption rights.

Shareholder meetings will not be held unless required by federal or state law.

GENERAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION (CLASS A & C) / 3

Section 2 |	Investments and Risks

Investment Strategies and Risks

Each Fund seeks to achieve its objectives by making investments selected in accordance with that Fund’s investment restrictions and policies. Each Fund will follow its investment strategies as described in the applicable Prospectus to achieve its objectives. Each Fund’s particular investment strategies and risks are described in the Prospectus, and those discussions are incorporated herein by reference. This SAI contains further information concerning the techniques and operations of the Funds, the securities in which they may invest, and the policies they will follow.

COMMON STOCK

Common stock is defined as shares of a corporation that entitle the holder to a pro rata share of the profits of the corporation, if any, without a preference over any other shareholder or class of shareholders, including holders of the corporation’s preferred stock and other senior equity. Common stock usually carries with it the right to vote, and frequently, an exclusive right to do so. Holders of common stock also have the right to participate in the remaining assets of the corporation after all other claims, including those of debt securities and preferred stock, are paid.

PREFERRED STOCK

Generally, preferred stock receives dividends prior to distributions on common stock and usually has a priority of claim over common stockholders if the issuer of the stock is liquidated. Unlike common stock, preferred stock does not usually have voting rights; preferred stock, in some instances, is convertible into common stock. In order to be payable, dividends on preferred stock must be declared by the issuer’s Board of Directors. Dividends on the typical preferred stock are cumulative, causing dividends to accrue even if not declared by the Board of Directors. There is, however, no assurance that dividends will be declared by the Board of Directors of issuers of the preferred stocks in which the Funds invest.

CONVERTIBLE SECURITIES

Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock, and other securities that also provide an opportunity for equity participation. These securities are generally convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, the price of a convertible security to some extent varies inversely with interest rates. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a non-convertible debt security), a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock. To obtain such a higher yield, the Funds may be required to pay for a convertible security an amount in excess of the value of the underlying common stock. Common stock acquired by a Fund upon conversion of a convertible security will generally be held for so long as the Fund’s Adviser or the Fund’s Investment Manager anticipates such stock will provide the Fund with opportunities that are consistent with the Fund’s investment objectives and policies.

INVESTMENT GRADE BONDS

Investment Grade Bonds are publicly and privately issued debt securities that generally carry a rating of BBB and above by Standard & Poor’s, or similar ratings by other recognized rating agencies. Because they are considered investment grade, they generally carry lower coupon rates than non-investment grade (“high yield” or “junk”) bonds.

WARRANTS

A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the issuer’s capital stock at a set price for a specified period of time.

AMERICAN DEPOSITARY RECEIPTS

American Depositary Receipts (“ADRs”) are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. The Funds may purchase ADRs whether they are “sponsored” or “unsponsored.” “Sponsored” ADRs are issued jointly by the issuer of the underlying security and a depository. “Unsponsored” ADRs are issued without participation of the issuer of the deposited security. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect to the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored ADR. ADRs may result in a withholding tax by the foreign country of source, which will have the effect of reducing the income distributable to shareholders. Because each Fund, except the International Fund

INVESTMENTS AND RISKS

STATEMENT OF ADDITIONAL INFORMATION (CLASS A & C) / 4

and Israel Common Values Fund, each of which are heavily invested in ADRs, will not invest more than 50% of the value of its total assets in stock or securities issued by foreign corporations, it will be unable to pass through the foreign taxes that the Fund pays (or is deemed to pay) to shareholders under the Internal Revenue Code of 1986, as amended (the “Code”).

REAL ESTATE INVESTMENT TRUSTS

Real Estate Investment Trusts (“REITs”) are liquid, dividend-paying means of participating in the real estate market. REITs invest in different kinds of real estate or real estate related assets, including shopping centers, office buildings, and hotels, or mortgages secured by real estate. Some REITs are hybrid, investing in both the actual real estate and real estate-backed mortgages.

EXCHANGE-TRADED FUNDS

An exchange-traded fund (“ETF”) is a collection of securities that can be traded on an exchange, similar to stocks. ETFs are a type of pooled investment product that allows investors to buy shares in a fund that tracks a specific market index or sector.

COMMODITY EXCHANGE-TRADED FUNDS

Commodity Exchange-Traded Funds (“Commodity ETFs”) are very similar to a mutual fund but have very little management. A commodity ETF has a set plan for investment in a group of commodities that may be readjusted periodically by the Fund manager. Most commodity ETFs were created to mirror the returns of commodities by investing in the commodity futures markets. They purchase all buy-side futures contracts based on the amount of funds they receive from investors. Some commodity ETFs focus on commodity sectors and only buy futures contracts in that area – oil, agriculture or gold. Some focus on a more diversified basket of commodities. ETFs trade like stocks, can be purchased or sold at any time during market hours, and unlike futures contracts which are highly leveraged, ETFs cannot lose more than the initial investment.

TREASURY INFLATION-PROTECTED SECURITIES

Treasury Inflation-Protected Securities (“TIPS”) are special types of Treasury notes or bonds that offer protection from inflation. Like other Treasuries, TIPS pay interest every six months and pay the principal when the security matures. Unlike conventional government securities, TIPS coupon payments and underlying principal are automatically increased to compensate for inflation as measured by the consumer price index (“CPI”). When a TIPS matures, you are paid the adjusted principal or original principal, whichever is greater. The rate is applied to the adjusted principal; so, like the principal, interest payments rise with inflation and fall with deflation.

Consequently, the real rate of return, which represents the growth of purchasing power, is guaranteed. Because of their safety, TIPS offer a low return. In addition, TIPS can lose value if interest rates rise.

HIGH YIELD BONDS

High Yield Bonds are publicly and privately issued debt securities that are rated below investment grade (such as “BB” or lower by Standard & Poor’s Ratings Services and/or Ba or lower by Moody’s Investors Services, Inc.) or deemed to be below investment grade by the Fund’s Investment Manager. Because these securities are below investment grade, they carry higher coupon rates and are subject to greater credit risk.

TEMPORARY DEFENSIVE MEASURES

The Investment Manager(s) of each Traditional and Asset Allocation Fund may take temporary defensive actions when it is determined to be in the best interests of the applicable Fund’s shareholders. Such defensive actions may include, but not be limited to, increasing the percentage of the Fund invested in cash and cash equivalents, investing more heavily in a particular sector, and investing without regard to capitalization rates. When a Fund takes a temporary defensive position, it will not be investing according to its investment objective, and at such times, the performance of the Fund will be different than it would have been if it had invested strictly according to its objectives.

NATURAL DISASTER / EPIDEMIC RISK

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the United States. These disruptions could prevent the funds from executing advantageous investment decisions in a timely manner and negatively impact the Funds’ ability to achieve their investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Funds’.

INVESTMENTS AND RISKS

STATEMENT OF ADDITIONAL INFORMATION (CLASS A & C) / 5

ADDITIONAL CONSIDERATIONS FOR SHAREHOLDERS OF THE DEFENSIVE STRATEGIES FUND

The Defensive Strategies Fund is not a diversified fund as defined by the Investment Company Act of 1940. The Defensive Strategies Fund is a non-diversified fund. As a non-diversified fund, the Defensive Strategies Fund may invest up to 25% of its total assets under management in any single issuer, and up to 50% of its assets under management in just two issuers. However, the remaining fifty percent of the Fund’s assets must adhere to the diversification requirements of the other Timothy Plan Traditional Funds, meaning that the remaining 50% of the Fund’s assets will be diversified, meaning not over 5% will be invested in any one company’s securities.

ADDITIONAL CONSIDERATIONS FOR SHAREHOLDERS OF THE ASSET ALLOCATION FUNDS

Depending on an Asset Allocation Fund’s percentage ownership in an underlying Traditional Fund both before and after a redemption, an Asset Allocation Fund’s redemption of shares of such Traditional Fund may cause the Asset Allocation Fund to be treated as not receiving capital gain income on the amount by which the distribution exceeds the Asset Allocation Fund’s tax basis in the shares of the underlying Traditional Fund, but instead to be treated as receiving a dividend taxable as ordinary income on the full amounts of the distribution. This could cause shareholders of the Asset Allocation Fund to recognize higher amounts of ordinary income than if the shareholders had held the shares of the underlying Traditional Funds directly.

Fund Policies

In addition to those set forth in the current applicable Prospectus, the Traditional Funds (except for the Defensive Strategies Fund) have adopted the investment restrictions set forth below, which are fundamental policies of each Fund, and which cannot be changed without the approval of a majority of the outstanding voting securities of each Fund. As provided in the Investment Company Act of 1940, as amended (the “1940 Act”), a “vote of a majority of the outstanding voting securities” means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares, or (ii) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

These investment restrictions provide that each Traditional Fund (except for the Defensive Strategies Fund) will not:

1.	issue senior securities;

2.	engage in the underwriting of securities except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 (the “1933 Act”) in disposing of a portfolio security;

3.	purchase or sell real estate or interests therein, although the Funds may each purchase debt instruments or securities of issuers which engage in real estate operations;

4.	invest for the purpose of exercising control or management of another company;

5.

purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Funds may each invest in the debt instruments or securities of companies which invest in or sponsor such programs;

6.	invest more than 25% of the value of the Fund’s total assets in one particular industry, except for temporary defensive purposes;

7.

make purchases of securities on “margin”, or make short sales of securities, provided that each Fund may enter into futures contracts and related options and make initial and variation margin deposits in connection therewith;

8.

invest in securities of any open-end investment company, except that each Fund may purchase securities of money market mutual funds, but such investments in money market mutual funds may be made only in accordance with the limitations imposed by the 1940 Act and the rules thereunder, as amended. But in no event may a Fund purchase more than 10% of the voting securities, or more than 10% of any class of securities, of another investment company. For purposes of this restriction, all outstanding fixed income securities of an issuer are considered a single class. (The Asset Allocation Funds are not subject to this restriction.);

9.

75% of a Fund’s total assets, invest more than 5% of its assets in the securities of any one issuer. (This limitation does not apply to exchange-traded funds, cash and cash items, or obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.);

10.	purchase or sell commodities or commodity futures contracts, other than those related to stock indexes;

11.

make loans of money or securities, except (i) by purchase of fixed income securities in which a Fund may invest consistent with its investment objective and policies; or (ii) by investment in repurchase agreements;

12.

invest in securities of any company if any officer or trustee of the Funds or the Funds’ Adviser owns more than 0.5% of the outstanding securities of such company and such officers and trustees, in the aggregate, own more than 5% of the outstanding securities of such company;

INVESTMENTS AND RISKS

STATEMENT OF ADDITIONAL INFORMATION (CLASS A & C) / 6

13.

borrow money, except that each Fund may borrow from banks (i) for temporary or emergency purposes in an amount not exceeding the Fund’s assets or (ii) to meet redemption requests that might otherwise require the untimely disposition of portfolio securities, in an amount not to exceed 33% of the value of the Fund’s total assets (including the amount borrowed) at the time the borrowing is made; and whenever borrowings by a Fund, including reverse repurchase agreements, exceed 5% of the value of a Fund’s total assets, the Fund will not purchase any securities. Interest paid on borrowing will reduce net income;

14.

pledge, mortgage, hypothecate, or otherwise encumber its assets, except in an amount up to 33% of the value of its net assets, but only to secure borrowing for temporary or emergency purposes, such as to effect redemptions; or

15.

purchase the securities of any issuer, if, as a result, more than 10% of the value of a Fund’s net assets would be invested in securities that are subject to legal or contractual restrictions on resale (“restricted securities”), in securities for which there is no readily available market quotations (“illiquid securities”), or in repurchase agreements maturing in more than 7 days, if all such securities would constitute more than 10% of a Fund’s net assets.

In addition to those set forth in the current applicable Prospectus, the Defensive Strategies Fund has adopted the investment restrictions set forth below, which are fundamental policies of that Fund, and which cannot be changed without the approval of a majority of the outstanding voting securities of the Fund. As provided in the Investment Company Act of 1940, as amended (the “1940 Act”), a “vote of a majority of the outstanding voting securities” means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares, or (ii) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

These investment restrictions provide that the Defensive Strategies Fund will not:

1.	engage in borrowing except as permitted by the 1940 Act, any rules and regulations promulgated thereunder or interpretations of the SEC or its staff;

2.

issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff;

3.

purchase or sell commodities unless acquired as a result of ownership of securities or other investments to the extent permitted under the 1940 Act and the regulations of any other agency with authority over the Fund. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies that are engaged in a commodities business or have a significant portion of their assets in commodities. This limitation does not preclude the Fund from purchasing and selling gold and other precious metals in amounts not to exceed ten percent (10%) of the Fund’s net assets, in the aggregate, as measured at the time of purchase;

4.

invest more than 25% of its total assets in a particular industry or group of industries. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto, or investments in other investment companies;

5.

purchase or sell real estate directly. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from holding or selling real estate acquired as a result of the Fund’s ownership of securities or other instruments, investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts);

6.

act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws or in connection with investments in other investment companies; or

7.

make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, (c) by purchasing non-publicly offered debt securities, (d) by purchasing commercial paper, or (e) by entering into any other lending arrangement permitted by the 1940 Act, any rules and regulations promulgated thereunder or interpretation of the SEC or its staff. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities.

Except for the restriction on investing in illiquid securities, which applies under all circumstances to all of the Traditional Funds, so long as percentage restrictions are observed by a Fund at the time it purchases any security, changes in values of particular Fund assets or the assets of the Fund as a whole will not cause a violation of any of the foregoing restrictions.

Each of the Asset Allocation Funds may not:

1.

purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (except this shall not prevent the Fund from purchasing or selling options or futures contracts or from investing in securities or other instruments backed by physical commodities);

2.

purchase or sell real estate including limited partnership interests, although it may purchase and sell securities of companies that deal in real estate and may purchase and sell securities that are secured by interests in real estate;

INVESTMENTS AND RISKS

STATEMENT OF ADDITIONAL INFORMATION (CLASS A & C) / 7

3.

make loans to any person, except loans of portfolio securities to the extent that no more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or repurchase agreements;

4.

purchase more than 10% of any class of the outstanding voting securities of any issuer (except other investment companies as defined in the 1940 Act), and purchase securities of an issuer (except obligations of the U.S. government and its agencies and instrumentalities and securities of other investment companies as defined in the 1940 Act) if, as a result, with respect to 75% of its total assets, more than 5% of the Fund’s total assets, at market value, would be invested in the securities of issuer;

5.	issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the Securities and Exchange Commission;

6.

borrow, except from banks for temporary or emergency (not leveraging) purposes including the meeting of redemption requests that might otherwise require the untimely disposition of securities in an aggregate amount not exceeding 30% of the value of the Fund’s total assets (including the amount borrowed) at the time the borrowing is made; and whenever borrowings by a Fund, including reverse repurchase agreements, exceed 5% of the value of a Fund’s total assets, the Fund will not purchase any securities;

7.	underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities;

8.	write or acquire options or interests in oil, gas or other mineral exploration or development programs; and

9.	concentrate its investments in any one sector or industry.

Portfolio Turnover

It is not the policy of any of the Funds to purchase or sell securities for short-term trading purposes, but the Funds may sell securities to recognize gains or avoid potential for loss. A Fund will, however, sell any portfolio security (without regard to the time it has been held) when the Investment Manager believes that market conditions, credit-worthiness factors or general economic conditions warrant such a step. The Asset Allocation Funds invest a portion of their assets in certain of the Traditional Funds and adjust the ratio of such investments regularly. As a result, portfolio turnover for the Asset Allocation Funds could be increased and could cause the Traditional Funds to also experience higher portfolio turnover. The portfolio turnover rates for each Fund for the fiscal periods ended September 30, 2023, and 2024 are set forth in the table below.

FUND	2023	2024
Small Cap Value	55%	50%
Large/Mid Cap Value	17%	34%
Small/Mid Cap Growth	67%	95%
Large/Mid Cap Growth	39%	53%
Growth & Income	96%	53%
Fixed Income	68%	50%
High Yield Bond	72%	33%
International	20%	18%
Israel Common Values	7%	9%
Defensive Strategies	46%	19%
Strategic Growth	26%	3%
Conservative Growth	27%	4%

High portfolio turnover rates (annual rates in excess of 100%) involve additional transaction costs (such as brokerage commissions) which are borne by the Funds and may result in adverse tax effects to Fund shareholders. (See “Dividends, Distributions and Taxes” in the Class Class A & C shares Prospectus.)

Disclosure of Portfolio Turnover

The following discussion sets forth the Trust’s policies and procedures with respect to the disclosure of Fund portfolio holdings.

INVESTMENTS AND RISKS

STATEMENT OF ADDITIONAL INFORMATION (CLASS A & C) / 8

FUND SERVICE PROVIDERS

Fund service providers include the following: Fund Transfer and Accounting Agent, Fund Administrator, Independent Registered Public Accounting Firm, Compliance Consulting Firm, Principal Underwriter and Custodians. The Trust has entered into arrangements with certain third party service providers for services that require these groups to have access to each Fund’s portfolio on a real time basis. For example, the Trust’s fund accounting agent is responsible for maintaining the accounting records of each Fund, which includes maintaining a current record of the portfolio holdings of each Fund. The Trust also undergoes an annual audit which requires the Trust’s independent registered public accounting firm to review each Fund’s portfolio. In addition to the fund accounting agent, the Trust’s Funds custodian also maintains an up-to-date list of each Fund’s portfolio holdings, and the bullion custodian maintains custody of the Defensive Strategies bullion holdings. The Trust’s compliance consulting firm must also have access to each Fund’s portfolio information in order to verify compliance with the Federal Securities laws. Each of these parties is contractually and/or ethically prohibited from sharing any Fund’s portfolio holdings information with any third party unless specifically authorized by the Trust’s President, Secretary or Treasurer.

The Board of Trustees (the “Board”) monitors the services provided by each of the service providers to ensure each is complying with the contractual terms or expectation of the arrangement. If the Board is unsatisfied with any of these service providers, the Board may terminate them accordingly. Each of the entities which provide one or more of the services discussed above has adopted a code of ethics which requires that any person associated with such entity (1) maintains the confidentiality of all Trust information obtained by such person, and (2) does not use such person’s knowledge of Trust activities for their own personal benefit. The Trust relies on the compliance departments of each entity to enforce its code.

RATING AND RANKING ORGANIZATIONS

The Trust may from time to time provide the entire portfolio holdings of each Fund to various rating and ranking organizations, such as Morningstar, Inc., Lipper, Inc., Standard & Poor’s Ratings Group, Bloomberg L.P., and Thomson Financial Research. The Trust has obtained assurances from all such parties that any information provided to them will be held in strict confidence and that such information shall not be used for the personal benefit of the recipient.

The Trust’s management has determined that these groups provide investors with a valuable service and, therefore, are willing to provide them with portfolio information. You should be aware that the Trust does not pay them or receive any compensation from them for providing this information.

DISCLOSURE TO OTHER PARTIES

The Trust is also required under law to file a listing of the portfolio holdings of each Fund with the Securities and Exchange Commission on a quarterly basis. The Trust prohibits the disclosure of portfolio information to any third party other than those described above prior to the day after the information is posted to a Fund’s website or until such information has been posted on the SEC’s Edgar System. The Trust further prohibits any person affiliated with the Trust from entering into any ongoing arrangement with any person other than those described above to receive portfolio holdings information relating to a Fund.

REVIEW

The Board reviews these policies not less than annually and receives periodic attestations from affiliated persons that these policies are being adhered to. The Trust’s President, Secretary and Treasurer are authorized, subject to subsequent Board review, to make exceptions to the above-described policies.

INVESTMENTS AND RISKS

STATEMENT OF ADDITIONAL INFORMATION (CLASS A & C) / 9

Section 3 |	Management of the Funds

Investment Adviser

TIMOTHY PARTNERS, LTD.

The Board has entered into an advisory agreement with Timothy Partners, Ltd. (“TPL”), the Adviser for the provision of investment advisory services on behalf of the Trust to each Fund (collectively referred to as the “Advisory Agreement”), subject to the supervision and direction of the Board. The latest continuance of the Advisory Agreement with TPL was approved by the Trustees, including a majority of the Trustees who are not interested persons of the Trust or any person who is a party to the Agreement, at an in-person meeting held on February 29, 2024. More complete factors considered by the Board in renewing the investment advisory agreement are available in the Trust’s semi-annual report dated March 31, 2024.

The Advisory Agreement may be renewed after its initial two year term only so long as such renewal and continuance are specifically approved at least annually by the Board or by vote of a majority of the outstanding voting securities of the applicable Fund, and only if the terms of the renewal thereof have been approved by the vote of a majority of the Trustees who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment.

INVESTMENT ADVISORY FEES

The following table sets forth the investment advisory fees paid to TPL for the fiscal years ended September 30, 2022, 2023 and 2024:

Fund	2022	2023	2024
Small Cap Value
Fees Payable to TPL	$1,381,034	$1,390,347	$1,541,489
Amount (Waived) Recouped by TPL	($79,214)	($73,201)	($81,147)
Expenses Waived for Affiliated Holdings	($150,017)	($145,931)	($161,998)
Large/Mid Cap Value
Fees Payable to TPL	$2,264,756	$2,388,677	$2,712,714
Amount (Waived) Recouped by TPL	($133,291)	($162,412)	($271,483)
Expenses Waived for Affiliated Holdings	($488,193)	($406,839)	($405,105)
Small/Mid Cap Growth
Fees Payable to TPL	$387,272	$358,040	$535,325
Amount (Waived) Recouped by TPL	($45,561)	($42,122)	($62,979)
Large/Mid Cap Growth
Fees Payable to TPL	$1,153,064	$1,148,702	$1,559,963
Amount (Waived) Recouped by TPL	($67,865)	($57,279)	($80,948)
Expenses Waived for Affiliated Holdings	($202,624)	($174,958)	($183,843)
Growth & Income
Fees Payable to TPL	$169,395	$141,747	$141,492
Amount (Waived) Recouped by TPL	($29,901)	($14,626)	($14,814)
Expenses Waived for Affiliated Holdings	($85,876)	($58,867)	($57,547)
Fixed Income
Fees Payable to TPL	$729,804	$620,665	$670,319
Amount (Waived) Recouped by TPL	($243,268)	($196,953)	($223,440)
Expenses Waived for Affiliated Holdings	—	($29,805)	—

MANAGEMENT OF THE FUNDS

STATEMENT OF ADDITIONAL INFORMATION (CLASS A & C) / 10

Fund	2022	2023	2024
High Yield Bond
Fees Payable to TPL	$860,419	$883,693	$1,058,899
Amount (Waived) Recouped by TPL	($124,946)	($138,531)	($176,483)
Expenses Waived for Affiliated Holdings	—	($52,505)	—
International
Fees Payable to TPL	$1,331,411	$1,498,407	$1,701,701
Amount (Waived) Recouped by TPL	($66,571)	($74,920)	($142,123)
Israel Common Values
Fees Payable to TPL	$1,231,241	$1,002,146	$979,623
Defensive Strategies
Fees Payable to TPL	$442,488	$460,311	$447,666
Amount (Waived) Recouped by TPL	($36,874)	($35,785)	($37,305)
Expenses Waived for Affiliated Holdings	—	($30,894)	($80,032)
Strategic Growth
Fees Payable to TPL	$245,270	$224,050	$49,623
Amount (Waived) Recouped by TPL		($86,232)	—
Conservative Growth
Fees Payable to TPL	$314,615	$271,072	$56,692
Amount (Waived) Recouped by TPL	—	($102,745)	—

The Adviser has a team that determines the portfolio allocations of the Defensive Strategies, the Conservative Growth and Strategic Growth Funds, and the allocations between affiliated exchange-traded funds (“ETFs”) and the share of the portfolio managed by Investment Managers.

Arthur Ally has served the Trust since 1993, and has managed the allocations since the inception of the Defensive Strategies Fund in 2009.

Brian Mumbert has served the Trust since 2006, and joined the allocation team in 2025.

Gregory Ally has served the Trust since 2020, and joined the allocation team in 2025.

The following table presents information relating to the persons responsible for managing Fund assets and the number and types of other accounts managed by such persons. The information is current as of September 30, 2024.

	NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE			NUMBER OF ACCOUNTS AND ASSETS FOR WHICH ADVISORY FEE IS PERFORMANCE-BASED
NAME OF PORTFOLIO MANAGER	Registered Investment Companies ($ Mil)	Other Pooled Investment Vehicles ($ Mil)	Other Accounts ($ Mil)	Registered Investment Companies ($ Mil)	Other Pooled Investment Vehicles ($ Mil)	Other Accounts ($ Mil)
Arthur Ally	0 (0)	0 (0)	0 (0)	0 (0)	0 (0)	0 (0)
Brian Mumbert	0 (0)	0 (0)	0 (0)	0 (0)	0 (0)	0 (0)
Gregory Ally	0 (0)	0 (0)	0 (0)	0 (0)	0 (0)	0 (0)

TPL, with the prior approval of the Board and shareholders of the applicable Fund, may engage the services of other investment advisory firms (“Investment Managers”) to provide portfolio management services to a Fund. The following section provides information relating to the Funds’ current Investment Managers.

MANAGEMENT OF THE FUNDS

STATEMENT OF ADDITIONAL INFORMATION (CLASS A & C) / 11

Investment Managers

WESTWOOD MANAGEMENT CORP.

Pursuant to an Investment Sub-Advisory Agreement between TPL, the Trust and Westwood Management Corp., (“Westwood”) dated February 28, 2005, and January 1, 2006, Westwood serves as Investment Manager to the Large/Mid Cap Value Fund and the Small Cap Value Fund. As such Westwood provides advice and assistance to TPL in the selection of appropriate investments for the Large/Mid Cap Value Fund and the Small Cap Value Fund respectively, subject to the supervision and direction of the Funds’ Board. As compensation for its services, Westwood receives from TPL an annual fee at a rate equal to 0.42% of the first $10 million in assets of each Fund; 0.40% of the next $5 million in assets; 0.35% of the next $10 million in assets; and 0.25% of assets over $25 million. As of September 30, 2024, Westwood Management Corp. managed approximately $13.5 billion in client assets.

On February 29, 2024, the Board met to consider, among other matters, retaining Westwood as Investment Manager for the Large/Mid Cap Value Fund and the Small Cap Value Fund, and after full consideration, renewed the agreement for an additional year. A discussion of the Board’s considerations in renewing the agreement is available in the Trust’s semi-annual report dated March 31, 2024.

Large/Mid Cap Value Fund

Westwood utilizes a team of portfolio managers who are responsible for the day-to-day recommendations regarding the investment of the Large/Mid Cap Value Fund’s portfolio.

Matthew R. Lockridge has served as Senior Vice President, Head of U.S. Value for Westwood since February 2022. Prior to this appointment, he served Westwood as Senior Vice President, Co-Director of Equity Portfolios from 2018 to 2022, as Senior Vice President, Research Analyst from 2015 to 2018, and as Vice President, Research Analyst from 2010 to 2015. Mr. Lockridge has served on the portfolio team for the Timothy Plan Large/Mid Cap Value Fund since 2012 and on the Timothy Plan Small Cap Value Fund since 2010.

Lauren C. Hill, CFA® has served as Senior Vice President, Research Analyst for Westwood since February 2022. Prior to this appointment, she served Westwood as Vice President, Research Analyst from 2017 to 2022, and as Associate Vice President, Research Analyst from 2015 to 2017. Ms. Hill has served on the portfolio team for the Timothy Plan Large/Mid Cap Value Fund since 2020.

Michael H. Wall has served as Vice President, Research Analyst for Westwood since March 2015. Prior to this appointment, he served Westwood as Associate Vice President, Research Analyst from 2010 to 2015. Mr. Wall has served on the portfolio team for the Timothy Plan Large/Mid Cap Value Fund since 2022.

Small Cap Value Fund

Westwood utilizes a team of portfolio managers who are responsible for the day-to-day recommendations regarding the investment of the Small Cap Value Fund’s portfolio. In addition to Matthew Lockridge listed above, the other team members include William Costello, Frederic Rowsey and Jordan Latimer.

William E. Costello, CFA® has served as Senior Vice President, Director of Equity Portfolios for Westwood since February 2022. Prior to this appointment, he served Westwood as Senior Vice President, Co-Director of Equity Portfolios from 2018 to 2022, and as Senior Vice President, Senior Research Analyst from 2010 to 2018. Mr. Costello has served on the portfolio team for the Timothy Plan Small Cap Value Fund since 2010.

Frederic G. Rowsey, CFA® has served as Vice President, Research Analyst for Westwood since February 2018. Prior to this appointment, he served Westwood as Associate Vice President, Research Analyst from 2015 to 2018, as Research Analyst from 2013 to 2015, and as Research Associate from 2010 to 2013. Mr. Rowsey has served on the portfolio team for the Timothy Plan Small Cap Value Fund since 2013.

A. Jordan Latimer, CFA® has served as Vice President, Research Analyst for Westwood since rejoining the company in June 2023. Prior to this appointment, he served Westwood as Research Analyst until his departure from the company in 2015, and as Research Associate from 2011 to 2015. Mr. Latimer has served on the portfolio team for the Timothy Plan Small Cap Value Fund since 2024.

MANAGEMENT OF THE FUNDS

STATEMENT OF ADDITIONAL INFORMATION (CLASS A & C) / 12

Other Information Relating to Westwood

The following table presents information relating to the persons responsible for managing Fund assets, the number and types of other accounts managed by such persons, and how such persons are compensated for managing such accounts. The information is current as of September 30, 2024.

	NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE			NUMBER OF ACCOUNTS AND ASSETS FOR WHICH ADVISORY FEE IS PERFORMANCE-BASED
Name of Sub-Adviser and Portfolio Manager	Registered Investment Companies ($ Mil)	Other Pooled Investment Vehicles ($ Mil)	Other Accounts ($ Mil)	Registered Investment Companies ($ Mil)	Other Pooled Investment Vehicles ($ Mil)	Other Accounts ($ Mil)
Westwood Management Corp.
Matthew R. Lockridge	6 (2,829.71)	8 (669.83)	52 (3,301.74)	N/A	N/A	1 (0.14)
Lauren C. Hill	6 (1,625.15)	6 (646.63)	35 (1,668.47)	N/A	N/A	1 (0.14)
Michael H. Wall	5 (1,623.14)	6 (646.63)	33 (1,661.99)	N/A	N/A	1 (0.14)
William E. Costello	3 (1,336.11)	6 (770.25)	32 (2,259.25)	N/A	N/A	N/A
Frederic G. Rowsey	2 (1,229.87)	3 (74.07)	21 (1,747.62)	N/A	N/A	N/A
A. Jordan Latimer	0 (0)	0 (0)	0 (0)	N/A	N/A	N/A

Westwood’s compensation package includes base salary, variable cash bonus, and variable deferred incentive compensation as well as a full benefits package for all employees, including those involved in the product. Westwood investment team members are paid under a revenue share agreement. Westwood annually reviews all forms of compensation for all employees of the company. Base salary levels are maintained at levels that the compensation committee deems to be commensurate with similar companies in the asset management industry. In determining incentive compensation and annual merit-based salary increases, components of this evaluation are based in major part upon the portfolio performance, individual stock recommendations, and individual buy and sell recommendations.

As of September 30, 2024, the Portfolio Managers listed below held a beneficial interest in the following Timothy Plan Funds:

NAME OF PERSON	DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL FUNDS HELD BY PORTFOLIO MANAGER
Matthew R. Lockridge	None	None
Lauren C. Hill	None	None
Michael H. Wall	None	None
William E. Costello	None	None
Frederic G. Rowsey	None	None
A. Jordan Latimer	None	None

CHARTWELL INVESTMENT PARTNERS

Pursuant to an Investment Sub-Advisory Agreement between TPL, the Trust and Chartwell Investment Partners, (“Chartwell”) dated May 30, 2014, Chartwell serves as Investment Manager to the Large/Mid Cap Growth Fund and the Small/Mid Cap Growth Fund. As Investment Manager, Chartwell provides advice and assistance to TPL in the selection of appropriate investments for the Large/Mid Cap Growth Fund and the Small/Mid Cap Growth Fund respectively, subject to the supervision and direction of the Board. As compensation for its services, Chartwell receives from TPL an annual fee at a rate equal to 0.42% of the first $10 million in assets of each Fund; 0.40% of the next $5 million in assets; 0.35% of the next $10 million in assets; and 0.25% of assets over $25 million. As of September 30, 2024, Chartwell managed approximately $12.3 billion in client assets.

On February 29, 2024, the Board met to consider, among other matters, retaining Chartwell as Investment Manager for the Large/Mid Cap Growth Fund and Small/Mid Cap Growth Fund and after full consideration, renewed the Agreement for an additional year. A discussion of the Board’s considerations in renewing the agreement is provided in the Trust’s semi-annual report, dated March 31, 2024.

MANAGEMENT OF THE FUNDS

STATEMENT OF ADDITIONAL INFORMATION (CLASS A & C) / 13

Large/Mid Cap Growth Fund & Small/Mid Cap Growth Fund

The following members of Chartwell make up the portfolio management team for the Large/Mid Cap Growth Fund and Small/Mid Cap Growth Fund:

Frank L. Sustersic, CFA, Senior Portfolio Manager. Mr. Sustersic earned a Bachelor of Science degree in Economics from The University of Pennsylvania and holds a Chartered Financial Analyst designation. From 2014 to February 2016, Mr. Sustersic worked as a Portfolio Manager at Lazard Asset Management. Prior to that, he worked as a Portfolio Manager at Turner Investments from 1994 to March 2014. In addition, Mr. Sustersic worked as a Portfolio Manager at First Fidelity Bank Corporation from 1989 to April 1994. Mr. Sustersic is a member of the CFA Institute and the CFA Society of Philadelphia. Mr. Sustersic participates in the investment decision process during meetings in which the team determines the allocation of securities held in the portfolio. He has authority to direct trading activity on the Funds, and he is also responsible for representing the Funds to investors.

Peter M. Schofield, CFA, is a Senior Portfolio Manager. Mr. Schofield earned a bachelor’s degree in History from the University of Pennsylvania. He holds the Chartered Financial Analyst designation. From 2005 to 2010, he was Co-Chief Investment Officer at Knott Capital. From 1996 to 2005 he was a Portfolio Manager at Sovereign Asset Management. Prior to Sovereign Asset Management, he was a portfolio manager at Geewax, Terker & Company. Mr. Schofield is a member of the CFA Institute and the CFA Society of Philadelphia. Mr. Schofield serves as a Senior Portfolio Manager on Chartwell’s Large Cap Value Investing Team.

Mark D. Tindall, CFA, is a Portfolio Manager. Mr. Tindall earned a B.A. in Economics from Swarthmore College and his MBA from the Amos Tuck School at Dartmouth College. He holds the Chartered Financial Analyst designation and is a member of the CFA Institute. Prior to coming to Chartwell Mr. Tindall was a member of the equity team at Columbia Partners and served as a co-team leader on their large cap equity portfolios. Prior to joining Columbia Partners, Mr. Tindall spent four years analyzing equity securities at Invesco. He also previously held research positions in the economics departments at Morgan Stanley and the Federal Reserve Bank of New York.

Each team member has a number of other Chartwell professionals supporting their efforts. The members of the Chartwell investment teams average in excess of 20 years’ experience in the investment field.

Other Information Relating to Chartwell

The following table presents information relating to the persons responsible for managing Fund assets, the number and types of other accounts managed by such persons, and how such persons are compensated for managing such accounts. The information is current as of September 30, 2024.

	NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE			NUMBER OF ACCOUNTS AND ASSETS FOR WHICH ADVISORY FEE IS PERFORMANCE-BASED
Name of Sub-Adviser and Portfolio Manager	Registered Investment Companies ($ Mil)	Other Pooled Investment Vehicles ($ Mil)	Other Accounts ($ Mil)	Registered Investment Companies ($ Mil)	Other Pooled Investment Vehicles ($ Mil)	Other Accounts ($ Mil)
Chartwell Investment Partners
Peter M. Schofield	0 (0)	0 (0)	16 (607)	N/A	N/A	N/A
Frank L. Sustersic	1 (23)	0 (0)	1 (103)	N/A	N/A	N/A
Mark D. Tindall (1.)	0 (0)	0 (0)	10 (426)	N/A	N/A	N/A

1.	Mark D. Tindall – began working with Timothy Plan Funds in 2024

A portfolio manager’s and analyst’s base salary are determined by Chartwell’s Compensation Committee and is reviewed at least annually. A portfolio manager’s and analyst’s experience, historical performance, and role in firm or product team management are the primary considerations in determining the base salary. Industry benchmarking is utilized by the Compensation Committee on an annual basis.

Annual bonuses are determined by the Compensation Committee based on revenue sharing. Since strategy revenue is highly correlated with long-term performance, teams can earn a proportion of strategy revenue with the residual over salaries distributable as annual bonuses. Performance tests relative to the appropriate benchmark and peer group rankings can enhance this revenue share. Portfolio construction, sector and security weighting, and performance are reviewed by the Compliance Committee and Compensation Committee to prevent a manager from taking undue risks. Additional factors used to determine the annual bonus include the portfolio manager’s contribution as an analyst, product team management, and contribution to the strategic planning and development of the investment group as well as the firm. For employee retention purposes, part of the annual bonus for key employees is deferred for a period of 3 years.

Chartwell’s investment teams participate in a revenue sharing plan and all employees participate in a 401(k) and ESOP plan.

MANAGEMENT OF THE FUNDS

STATEMENT OF ADDITIONAL INFORMATION (CLASS A & C) / 14

As of September 30, 2024, the Portfolio Managers listed below held a beneficial interest in the following Timothy Plan Funds:

NAME OF PERSON	DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL FUNDS HELD BY PORTFOLIO MANAGER
Peter M. Schofield	None	None
Frank L. Sustersic	None	None
Mark D. Tindall(1.)	None	None

1.	Mark D. Tindall – began working with Timothy Plan Funds in 2024

BARROW, HANLEY, MEWHINNEY & STRAUSS, LLC

Pursuant to an Investment Sub-Advisory Agreement between TPL, the Trust and Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”), dated July 1, 2004 (the “Barrow Hanley Sub-Advisory Agreement”), Barrow Hanley provides advice and assistance to TPL in the selection of appropriate investments for the Fixed-Income Fund. Pursuant to amendments to the Agreement dated May 1, 2007, and November 1, 2009, and May 1, 2019, Barrow Hanley provides such advice to the High Yield Bond Fund and to the Debt Instrument Allocation of the Defensive Strategies Fund, and to the Fixed Income Allocation of the Growth & Income Fund, respectively, subject to the supervision and direction of the Funds’ Board. As compensation for its services with respect to the Fixed Income Fund and High Yield Bond Fund, Barrow Hanley receives from TPL an annual fee at a rate equal to 0.375% of 1% of the first $20 million in the average net assets of each Fund. As compensation for its services with respect to the Defensive Strategies Fund, Barrow Hanley receives from TPL an annual fee at a rate equal to 0.15% of the average net assets in the Debt Instrument Allocation of the Fund. As compensation for its services with respect to the Growth & Income Fund, Barrow Hanley receives from TPL an annual fee at a rate equal to 0.375 of 1% of the first $20 million of the average net assets in the Fixed Income Allocation of the Fund.

As of September 30, 2024, Barrow Hanley managed approximately $53.7 billion in client assets.

On February 29, 2024, the Board met to consider, among other matters, retaining Barrow Hanley as Investment Manager for the Fixed Income Fund, High Yield Bond Fund, Defensive Strategies Fund Debt Instrument Allocation and the Fixed Income Allocation of the Growth & Income Fund and after full consideration, the Board renewed the agreement for an additional year. A discussion of the Board’s considerations in renewing the agreement is available in the Trust’s semi-annual report dated March 31, 2024.

Fixed Income Fund and Growth & Income Fund | Fixed Income Allocation

Barrow Hanley utilizes a team of investment professionals who are responsible for the day-to-day recommendations regarding the investment of the Fixed Income Fund and the Fixed Income Allocation of the Growth & Income Funds’ portfolios.

J. Scott McDonald, CFA, joined Barrow Hanley in 1995. He serves as a portfolio manager on our investment grade fixed income strategies.

Deborah A. Petruzzelli joined Barrow Hanley in 2003. She serves as a portfolio manager/analyst on our investment grade fixed income strategies.

Justin A. Martin, CFA, joined Barrow Hanley in 2004. He serves as a portfolio manager/analysist on our investment grade fixed income strategies.

Matthew K. Routh, CFA, joined Barrow Hanley in 2013. He serves as a portfolio manager/analysist on our investment grade fixed income strategies.

High Yield Bond Fund

Barrow Hanley utilizes a team of investment professionals who are responsible for the day-to-day recommendations regarding the investment of the High Yield Bond Fund’s portfolio.

Nicholas C. Losey, CFA, joined Barrow Hanley in 2018. He serves as a co-portfolio manager on our high yield and bank loan strategies.

Chet S. Paipanandiker joined Barrow Hanley in 2017. He serves as a co-portfolio manager on our high yield and bank loan strategies.

Michael A. Trahan, CFA, CPA, joined Barrow Hanley in 2018. He serves as a co-portfolio manager on our high yield and bank loan strategies.

MANAGEMENT OF THE FUNDS

STATEMENT OF ADDITIONAL INFORMATION (CLASS A & C) / 15

Defensive Strategies Fund | Debt Instrument Allocation

Barrow Hanley utilizes a team of investment professionals who are responsible for the day-to-day recommendations regarding the investment of the Debt Instrument Allocation of the Defensive Strategies Fund’s portfolio.

J. Scott McDonald, CFA, joined Barrow Hanley in 1995. He serves as a portfolio manager on our investment grade fixed income strategies.

Justin A. Martin, CFA, joined Barrow Hanley in 2004. He serves as a portfolio manager/analyst on our investment grade fixed income strategies.

Other Information Relating to Barrow Hanley

The following table presents information relating to the persons responsible for managing Fund assets, the number and types of other accounts managed by such persons, and how such persons are compensated for managing such accounts. The information is current as of September 30, 2024.

	NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE			NUMBER OF ACCOUNTS AND ASSETS FOR WHICH ADVISORY FEE IS PERFORMANCE-BASED
Name of Sub-Adviser and Portfolio Manager	Registered Investment Companies ($ Mil)	Other Pooled Investment Vehicles ($ Mil)	Other Accounts ($ Mil)	Registered Investment Companies ($ Mil)	Other Pooled Investment Vehicles ($ Mil)	Other Accounts ($ Mil)
Barrow, Hanely, Mewhinney & Strauss, LLC
J. Scott McDonald	1 (73.3)	1 (25.1)	18 (1,464.3)	N/A	N/A	N/A
Deborah A. Petruzzelli	1 (73.3)	1 (25.1)	11 (687.6)	N/A	N/A	N/A
Justin A. Martin	1 (73.3)	1 (25.1)	17 (1,445.1)	N/A	N/A	N/A
Matthew K. Routh	1 (73.3)	1 (25.1)	17 (1,445.1)	N/A	N/A	N/A
Nicholas C. Losey	2 (57.8)	0 (0.0)	2 (128.4)	N/A	N/A	N/A
Chet S. Paipanandiker	2 (57.8)	0 (0.0)	2 (128.4)	N/A	N/A	N/A
Michael A. Trahan	2 (57.8)	0 (0.0)	2 (128.4)	N/A	N/A	N/A

The compensation for our investment professionals is closely tied to their overall contribution to the success of our clients’ investment results, as well as the success of Barrow Hanley. In addition to base salary, all portfolio managers and analysts are eligible to participate in a bonus pool. The amount of bonus compensation is based on quantitative and qualitative factors and may be substantially higher than an investment professional’s base compensation.

Portfolio managers and analysts are evaluated on the value each adds to the overall investment process and performance. Contributions in other areas are also considered, such as meetings with clients and consultants, leadership and mentoring, and many other factors.

The final component of compensation of key employees, including portfolio managers and analysts, is their interests in the firm’s equity plan. Each quarter, equity owners receive a share of the firm’s profits in the form of a distribution payment, which is related to the performance of the entire firm.

As of September 30, 2024, the Portfolio Managers listed below held a beneficial interest in the following Timothy Plan Funds:

NAME OF PERSON	DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL FUNDS HELD BY PORTFOLIO MANAGER
J. Scott McDonald	None	None
Deborah A. Petruzzelli	None	None
Justin A. Martin	None	None
Matthew K. Routh	None	None
Nicholas C. Losey	None	None
Chet S. Paipanandiker	None	None
Michael A. Trahan	None	None

MANAGEMENT OF THE FUNDS

STATEMENT OF ADDITIONAL INFORMATION (CLASS A & C) / 16

EAGLE GLOBAL ADVISERS, LLC

Pursuant to an Investment Sub-Advisory Agreement between TPL, the Trust and Eagle Global Advisers, LLC (“Eagle”), dated April 18, 2007, Eagle serves as Investment Manager to the International Fund. As such, Eagle provides advice and assistance to TPL in the selection of appropriate investments for the International Fund, subject to the supervision and direction of the Board. As compensation for its services, Eagle receives from TPL an annual fee at a rate equal to 0.60% of the first $100 million in assets of the Fund; and 0.50% of assets over $100 million. As of September 30, 2024, Eagle managed approximately $2.335 billion in client assets.

Pursuant to an Investment Sub-Advisory Agreement between TPL, the Trust and Eagle Global Advisers, LLC (“Eagle”), dated October 27, 2011, Eagle serves as Investment Manager to the Israel Common Values Fund. As such, Eagle provides advice and assistance to TPL in the selection of appropriate investments for the Israel Common Values Fund, subject to the supervision and direction of the Funds’ Board. As compensation for its services, Eagle receives from TPL an annual fee at a rate equal to 0.60% of the first $50 million in assets of the Fund; and 0.50% of assets over $50 million.

On February 29, 2024, the Board met to consider, among other matters, retaining Eagle as Investment Manager for the International Fund and Israel Common Values Fund and after full consideration, renewed the agreement for an additional year. A discussion of the Board’s considerations in renewing the agreement is provided in the Trust’s semi-annual report, dated March 31, 2024.

International Fund & Israel Common Values Fund

Eagle utilizes the team approach to portfolio management for the International Fund and the Israel Common Values Fund. Team members have specific regional and sector responsibilities but have an equal vote in the investment decision-making process. The Eagle Team Members for each Fund are:

Edward R. Allen III*, Ph.D., CFA, Senior Partner. Mr. Allen is a portfolio manager and serves as a member of the International investment committee. Prior to founding Eagle, Mr. Allen was employed by Eagle Management & Trust Company. Before entering the investment advisory business, he served as an assistant professor of economics at the University of Houston. He earned a bachelor’s degree in engineering from Princeton University and a Ph.D. in economics from the University of Chicago. Mr. Allen holds the Chartered Financial Analyst designation and is also a member of the American Finance Association, the CFA Institute, and the FA Society of Houston.

Steven S. Russo*, Senior Partner. Mr. Russo is a portfolio manager and serves as a member of the International investment committee. Prior to founding Eagle, Mr. Russo was employed by Eagle Management & Trust Company and Criterion Investment Management Company. Mr. Russo earned a bachelor’s degree in finance from the University of Texas and an MBA from Rice University. Mr. Russo also serves as a Board Member of the M.A. Wright Fund at Rice University’s Jones School of Management.

John F. Gualy, CFA*, Senior Partner. Mr.Gualy serves as a portfolio manager and serves as co-Chairman of the International investment committee. Prior to founding Eagle, Mr. Gualy was employed by Eagle Management & Trust Company and as director of research for Continental Intervest. He earned a Bachelor’s degree in economics from the University of Texas and an MBA from Rice University. Mr. Gualy holds the Chartered Financial Analyst designation, is a member of the CFA Institute and is a former President and Director of the CFA Society of Houston. He also served as an Adjunct Professor at Rice University’s Jones Graduate School of Business teaching an MBA class on Stock Analysis.

Brian S. Quattrucci, CFA, Senior Vice President. Mr. Quattrucci serves a portfolio manager and serves as co-Chairman of the International investment committee. His responsibilities include serving as a global research analyst covering equities across various sectors and regions as well as leading the efforts in creating and monitoring the quantitative tools used in the International equity investment research process. Prior to joining Eagle, Mr. Quattrucci was employed by Fidelity Investments where he served as a mutual fund accounting manager. He earned a bachelor’s degree in Business Administration from Bryant College and an MBA from Rice University. Brian holds the Chartered Financial Analyst designation and is also a member of the CFA Institute and the CFA Society of Houston.

*	Mr. Allen, Mr. Russo and Mr. Gualy are founding partners of the company and have been with the firm since its inception in 1996.

MANAGEMENT OF THE FUNDS

STATEMENT OF ADDITIONAL INFORMATION (CLASS A & C) / 17

Other Information Relating to Eagle

The following table presents information relating to the persons responsible for managing Fund assets, the number and types of other accounts managed by such persons, and how such persons are compensated for managing such accounts. The information is current as of September 30, 2024.

	NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE			NUMBER OF ACCOUNTS AND ASSETS FOR WHICH ADVISORY FEE IS PERFORMANCE-BASED
Name of Sub-Adviser and Portfolio Manager	Registered Investment Companies ($ Mil)	Other Pooled Investment Vehicles ($ Mil)	Other Accounts ($ Mil)	Registered Investment Companies ($ Mil)	Other Pooled Investment Vehicles ($ Mil)	Other Accounts ($ Mil)
Eagle Global Advisors, LLC
Edward R. Allen, III	3 (421.0)	N/A	320 (1,580.7)	N/A	N/A	N/A
Steven S. Russo	3 (421.0)	N/A	320 (1,580.7)	N/A	N/A	N/A
John F. Gualy	2 (282.7)	N/A	320 (1,580.7)	N/A	N/A	N/A
Brian S. Quattrucci	2 (282.7)	N/A	320 (1,580.7)	N/A	N/A	N/A

Eagle maintains a compensation structure that it believes is consistent with industry standards. The partners of Eagle Global Advisers are compensated based on salary, ownership of the firm and bonuses tied to the firm’s performance, product performance and individual performance.

Portfolio Managers and Research Analysts are compensated based on a salary and bonuses tied to the firm’s performance, product performance and individual performance. Investment professionals (non-equity owners) are evaluated annually and have the opportunity to earn performance bonuses that can exceed 30% of total compensation. Senior analysts may receive bonuses up to 100% of salary. Furthermore, it is Eagle’s goal to expand the ownership of the firm to include these employees once they have established themselves within the organization. All employees are eligible for the firm’s profit sharing plan upon completing required service. There are no contractual agreements.

As of September 30, 2024, the Portfolio Managers listed below held a beneficial interest in the following Timothy Plan Funds:

NAME OF PERSON	DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL FUNDS HELD BY PORTFOLIO MANAGER
Edward R. Allen, III	None	None
Steven S. Russo	None	None
John F. Gualy	None	None
Brian S. Quattrucci	None	None

CHILTON CAPITAL MANAGEMENT, LLC

Pursuant to an Investment Sub-Advisory Agreement between TPL , the Trust and Chilton Capital Management, LLC (“Chilton”), dated January 21, 2021, Chilton serves as Investment Manager for the REIT Allocation of the Defensive Strategies Fund. As such Chilton provides advice and assistance to TPL in the selection of appropriate investments for the REIT Allocation of the Defensive Strategies Fund, subject to the supervision and direction of the Board. As compensation for its services rendered to the Defensive Strategies REIT Allocation, the Adviser will pay to the Investment Manager a fee at an annual rate equal to 0.42% of the Defensive Strategies Fund’s average daily assets attributed to the REIT Allocation of the Defensive Strategies Fund’s investment portfolio (“Allocated Assets”) up to $10 million, 0.39% for the next $10 million in Allocated Assets, 0.35% for the next $30 million in Allocated Assets, and 0.30% of Allocated Assets over $50 million.

On February 29, 2024, the Board met to consider, among other matters, retaining Chilton as Investment Manager for the Defensive Strategies Fund REIT Allocation and after full consideration, the board renewed the agreement with Chilton as sub-adviser for the REIT allocation. A discussion of the Board’s considerations in renewing the agreement is provided in the Trust’s semi-annual report, dated March 31, 2024.

As of September 30, 2024, Chilton managed approximately $2.7 billion in client assets.

MANAGEMENT OF THE FUNDS

STATEMENT OF ADDITIONAL INFORMATION (CLASS A & C) / 18

Defensive Strategies Fund | REIT Allocation

Chilton utilizes a team of portfolio managers who are responsible for the day-to-day recommendations regarding the investment of the REIT allocation for the Defensive Strategies Fund.

Bruce G. Garrison, CFA, is the senior portfolio manager for the firm’s REIT strategy. Prior to joining Chilton Capital Management in 2011 he served as a Director in the Investments Group at Salient Partners. Mr. Garrison began his career in 1972 with Morgan Guaranty Trust Co. His career experience also includes tenure as Managing Director for Kidder Peabody & Co., and Paine Webber (now UBS), where he participated in over $8 billion of financings (primarily equity) involving REITs. In 1993 and 1994, Mr. Garrison was voted Institutional Investor All American for REIT Research, first and second, respectively, and won the Realty Stock Review All-Star Analyst Award in 1992, 1993, and 1994.

Mr. Garrison has a BBA and MBA from the University of Texas at Austin. He is a CFA charter holder, a member of the CFA Institute, and the CFA Society of Houston and a member and former governor of the National Association of Real Estate Investment Trusts (NAREIT). Mr. Garrison serves on the firm’s Investment Policy Committee and Risk Committee.

Matt Werner is a Managing Director / Portfolio Manager who leads the Chilton REIT Team along with strategy founder Bruce Garrison. Mr. Werner performs analysis, conducts property tours, and meets with REIT management teams in order to assemble a portfolio that seeks to outperform the benchmark, net of all fees and expenses. His team is responsible for managing separately managed accounts for institutions and high net worth individuals, as well as a public 40 Act Fund. Mr. Werner also interfaces with clients and prospects in order to communicate how this proven strategy will continue to build wealth so that clients can achieve their financial goals. Mr. Werner serves on the firm’s Investment Policy Committee and Risk Committee.

Prior to arriving at Chilton, Mr. Werner worked on the investment team at Salient Partners, where he gained valuable knowledge of analyzing and assessing real estate fund managers for a fund-of-funds, as well as working on the Salient REIT Team.

Mr. Werner holds a CFA charter and is a member of the Houston CFA Society, CFA Institute, and National Association of Real Estate Trusts (NAREIT). He has been quoted in numerous national publications including the Wall Street Journal, Forbes, Barron’s, Financial Times, Investors Business Daily, Grant’s Interest Rate Observer, and Kiplinger’s. Mr. Werner holds a BS degree in Finance from Boston College.

Other Information Relating to Chilton

The following table presents information relating to the persons responsible for managing Fund assets, the number and types of other accounts managed by such persons, and how such persons are compensated for managing such accounts. The information is current as of September 30, 2024.

	NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE			NUMBER OF ACCOUNTS AND ASSETS FOR WHICH ADVISORY FEE IS PERFORMANCE-BASED
Name of Sub-Adviser and Portfolio Manager	Registered Investment Companies ($ Mil)	Other Pooled Investment Vehicles ($ Mil)	Other Accounts ($ Mil)	Registered Investment Companies ($ Mil)	Other Pooled Investment Vehicles ($ Mil)	Other Accounts ($ Mil)
Chilton Capital Management, LLC
Bruce G. Garrison	1 (24)	0	276 (414)	0	0	0
Matt Werner	1 (24)	0	276 (414)	0	0	0

In addition to base salary, all portfolio managers and analysts share in a bonus pool that is distributed annually. The amount of bonus compensation is based on quantitative and qualitative factors. Analysts and portfolio managers are rated on their value added to the team-oriented investment process. Compensation is not tied to a published or private benchmark. It is important to understand that contributions to the overall investment process may include not recommending securities in an analyst’s sector if there are no compelling opportunities among the industries covered by that analyst. Many of our key employees, including all portfolio managers and the majority of our analysts, have economic ownership in Chilton.

The compensation of portfolio managers is not directly tied to growth in assets and portfolio managers are not compensated for bringing in new business. Of course, growth in assets from the appreciation of existing assets and/or growth in new assets will increase revenues and profit. The consistent, long-term growth in assets at any investment firm is to a great extent, dependent upon the success of the portfolio management team. The compensation of the portfolio management team at Chilton will increase over time, if and when assets continue to grow.

MANAGEMENT OF THE FUNDS

STATEMENT OF ADDITIONAL INFORMATION (CLASS A & C) / 19

As of September 30, 2024, the Portfolio Managers listed below held a beneficial interest in the following Timothy Plan Funds:

NAME OF PERSON	DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL FUNDS HELD BY PORTFOLIO MANAGER
Bruce G. Garrison	None	None
Matt Werner	None	None

CORECOMMODITY MANAGEMENT, LLC

Pursuant to an Investment Sub-Advisory Agreement between TPL, the Trust and CoreCommodity Management, LLC (“CORE”), (formerly Jefferies Asset Management, LLC under an agreement dated September 27, 2011) serves under an agreement dated December 6, 2013 as the Investment Manager to the commodities-based allocation of the Defensive Strategies Fund. As Investment Manager, CORE provides advice and assistance to TPL in the selection of appropriate investments for the Fund’s commodities-based allocation, subject to the supervision and direction of the Funds’ Board. As compensation for its services to the Fund, CORE receives from TPL an annual fee at a rate equal to 0.40% of the Fund’s average daily assets up to $25 million, and 0.35% of average daily net assets over $25 million.

As of September 30, 2024, CORE managed approximately $7.9 billion in client assets (measured at agreed upon notional amount for managed accounts, net asset value for pooled vehicles and includes anticipated subscriptions or redemptions in a subsequent period).

On February 29, 2024, the Board met to consider, among other matters, retaining CORE as Investment Manager for the commodities allocation for the Defensive Strategies Fund and after full consideration, renewed the agreement for an additional year. A discussion of the Board’s considerations in renewing the agreement is provided in the Trust’s semi-annual report, dated March 31, 2024.

Defensive Strategies Fund | Commodities Allocation

CORE’s Adam C. De Chiara serves as the Fund’s commodities-based Portfolio Manager and is responsible for all investment decisions for the Fund.

Adam De Chiara is a Co-Founder of CORE and the Portfolio Manager of the CORE Commodity Programs. Mr. De Chiara began his commodity career in 1991 at Goldman Sachs where he was responsible for trading the Goldman Sachs Commodity Index (“GSCI”). In 1994, Mr. De Chiara founded the commodity index group at AIG, where he designed and launched the Dow Jones - AIG Commodity Index. In 2003, Mr. De Chiara co-founded the commodities group at Jefferies. Mr. De Chiara received a BA from Harvard University and a JD from Harvard Law School.

Other Information Relating to CORE

The following table presents information relating to the persons responsible for managing Fund assets, the number and types of other accounts managed by such persons, and how such persons are compensated for managing such accounts. The information is current as of September 30, 2024.

	NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE			NUMBER OF ACCOUNTS AND ASSETS FOR WHICH ADVISORY FEE IS PERFORMANCE-BASED
Name of Sub-Adviser and Portfolio Manager	Registered Investment Companies ($ Mil)	Other Pooled Investment Vehicles ($ Mil)	Other Accounts ($ Mil)	Registered Investment Companies ($ Mil)	Other Pooled Investment Vehicles ($ Mil)	Other Accounts ($ Mil)
CoreCommodity Management, LLC
Adam De Chiara	0 (0)	3 (1,909)	6 (1,772)	N/A	2 (100)(1)	11 (1,976)

(1)	Investors in certain private funds have the option of selecting a performance fee.

The portfolio manager’s total compensation consists of base salary and cash bonus. Base salaries are determined by considering experience and expertise and may be reviewed for adjustment annually. The portfolio manager is eligible to receive bonuses, which may be significantly more than his base salary, upon attaining certain performance objectives based on measures of individual, group or department success. These goals are specific to the portfolio manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process, and, absent a contractual agreement, bonuses are determined at the discretion of CORE. Likewise, while the portfolio manager may manage accounts that have a performance or outperformance fee component, absent a contractual arrangement, bonuses are determined at the discretion of CORE. Certain portfolio managers may also have employment contracts, which may guarantee severance payments in the event of involuntary termination. However, given that Mr. De Chiara also serves as a co-President of CORE, his compensation is heavily influenced by the overall

MANAGEMENT OF THE FUNDS

STATEMENT OF ADDITIONAL INFORMATION (CLASS A & C) / 20

performance and reputation of CORE rather than being triggered by the performance of any one program or client account. The portfolio manager may also participate in benefit plans and programs available generally to all employees. He also receives, indirectly, compensation from CORE’s affiliate, Core Commodity Indexes, LLC which acts as an index sponsor to certain indexes.

As of September 30, 2024, the Portfolio Managers listed below held a beneficial interest in the following Timothy Plan Funds:

NAME OF PERSON	DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL FUNDS HELD BY PORTFOLIO MANAGER
Adam De Chiara	None	None

Sub-Adviser Fees

The following table sets forth the fees paid to each sub-adviser by TPL for the fiscal years ended September 30, 2022, 2023 and 2024:

INVESTMENT SUB-ADVISER	FUND	2022	2023	2024
Westwood Management Corp.
	Small Cap Value	$393,812	$410,885	$440,591
	Large/Mid Cap Value	$548,266	$626,520	$713,731
Chartwell Investment Partners
	Small/Mid Cap Growth	$148,404	$146,023	$192,093
	Large/Mid Cap Growth	$310,318	$342,570	$447,745
Barrow, Hanley, Mewhinney and Strauss
	Growth & Income	$15,020	$20,246	$18,984
	Fixed Income	$238,225	$194,163	$214,755
	High Yield Bond	$280,806	$282,321	$338,874
	Defensive Strategies – Debt Instrument Allocation	$28,923	$26,062	$26,892
Eagle Global Advisers
	International	$717,724	$855,945	$915,159
	Israel Common Values	$663,602	$524,889	$526,799
Chilton Capital Management
	Defensive Strategies – REIT Allocation	$68,081	$63,776	$59,698
CoreCommodity Management
	Defensive Strategies – Commodities Allocation	$64,976	$59,918	$54,087

MANAGEMENT OF THE FUNDS

STATEMENT OF ADDITIONAL INFORMATION (CLASS A & C) / 21

Officers and Trustees of the Trust

The Trustees and Principal Executive Officers of the Trust and their principal occupations for the past five years are listed as follows:

INTERESTED TRUSTEES

NAME, AGE & ADDRESS	POSITION(S) HELD WITH TRUST	TERM OF OFFICE & LENGTH OF TIME SERVED	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE
Brian S. Mumbert[1] 1055 Maitland Center Commons Maitland, FL Born: 1978	Trustee	Indefinite; Trustee since 2025	19
	PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS		DIRECTORSHIPS HELD BY TRUSTEE
	Vice President and Regional Sales Executive of Timothy Partners, Ltd. (“TPL”), the investment Adviser and principal underwriter to each Fund.		None

NAME, AGE & ADDRESS	POSITION(S) HELD WITH TRUST	TERM OF OFFICE & LENGTH OF TIME SERVED	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE
Mathew D. Staver[2] 1055 Maitland Center Commons Maitland, FL Born: 1956	Trustee	Indefinite; Trustee since 2000	19
	PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS		DIRECTORSHIPS HELD BY TRUSTEE

An attorney specializing in free speech, appellate practice and religious liberty constitutional law. Founder of Liberty Counsel, a religious civil liberties education and legal defense organization. Host of two radio programs devoted to religious freedom issues. Editor of a monthly newsletter devoted to religious liberty topics. Mr. Staver has argued before the United States Supreme Court and has published numerous legal articles.

			None

1.

Mr. Mumbert is an "interested" Trustee, as defined in the 1940 Act, because of his positions with and financial interests in TPL. Mr. Mumbert is also the son-in-law of Mr. Ally, Chairman and President of the Trust, and is married to Cheryl Mumbert, a Vice President of the Trust.

2.	Mr. Staver is an “interested” Trustee, as defined in the 1940 Act, because he has a limited partnership interest in TPL.

INDEPENDENT TRUSTEES

NAME, AGE & ADDRESS	POSITION(S) HELD WITH TRUST	TERM OF OFFICE & LENGTH OF TIME SERVED	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE
Dale A. Bissonette 1055 Maitland Center Commons Maitland, FL Born: 1958	Trustee	Indefinite; Trustee since 2020	19
	PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS		DIRECTORSHIPS HELD BY TRUSTEE
	President and Chief Executive Officer (“CEO”), Good Place Holdings, a Christian Centered Business Holding Company.		None

NAME, AGE & ADDRESS	POSITION(S) HELD WITH TRUST	TERM OF OFFICE & LENGTH OF TIME SERVED	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE
Kenneth Blackwell 1055 Maitland Center Commons Maitland, FL Born: 1948	Trustee	Indefinite; Trustee since 2025, previously served from 2011-2020 and from 2022-2024	19
	PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS		DIRECTORSHIPS HELD BY TRUSTEE
	Self-Employed Independent Public Policy Consultant.		Public Interest Legal Foundation; National Rifle Association; Law Enforcement Legal Defense Fund; American Constitution Rights Union

MANAGEMENT OF THE FUNDS

STATEMENT OF ADDITIONAL INFORMATION (CLASS A & C) / 22

NAME, AGE & ADDRESS	POSITION(S) HELD WITH TRUST	TERM OF OFFICE & LENGTH OF TIME SERVED	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE
Richard W. Copeland 1055 Maitland Center Commons Maitland, FL Born: 1947	Trustee	Indefinite; Trustee since 2005	19
	PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS		DIRECTORSHIPS HELD BY TRUSTEE

Retired. Associate Professor of Law Stetson University. Retired Principal of Copeland & Covert, Attorneys at Law, specializing in tax and estate planning. B.A. from Mississippi College, JD from the University of Florida and LLM Taxation from the University of Miami.

			None

NAME, AGE & ADDRESS	POSITION(S) HELD WITH TRUST	TERM OF OFFICE & LENGTH OF TIME SERVED	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE
Theron R. Holladay Sr. 1055 Maitland Center Commons Maitland, FL Born: 1961	Trustee	Indefinite; Trustee since 2025	19
	PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS		DIRECTORSHIPS HELD BY TRUSTEE
	President (since 2010) CEO and Board Member of Parkway Advisors (2001-present).		Directors Foundation (2014-present). Abilene Cultural Affairs Council (2015-2023)

NAME, AGE & ADDRESS	POSITION(S) HELD WITH TRUST	TERM OF OFFICE & LENGTH OF TIME SERVED	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE
Deborah Honeycutt, M.D. 1055 Maitland Center Commons Maitland, FL Born: 1947	Trustee	Indefinite; Trustee since 2010	19
	PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS		DIRECTORSHIPS HELD BY TRUSTEE

Dr. Honeycutt is a licensed physician currently serving at Kaiser Permanente under the auspices of CompHealth, CEO of Minority Health Services in Atlanta, and as a volunteer at Atlanta Morning Center pregnancy resource center. Prior to that she practiced at CenterWell Senior primary care and at Chickasaw Nation Medical Center in Oklahoma. Dr. Honeycutt received her B.S, M.A, and M.D. at the University of Illinois.

			None

NAME, AGE & ADDRESS	POSITION(S) HELD WITH TRUST	TERM OF OFFICE & LENGTH OF TIME SERVED	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE
Anthereca E. Lane, M.D. 1055 Maitland Center Commons Maitland, FL Born: 1961	Trustee	Indefinite; Trustee since 2025	19
	PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS		DIRECTORSHIPS HELD BY TRUSTEE
	Owner of Lane Women’s Health on Demand, LLC (2018-present). Member of Women’s Services Medical Staff at Good Samaritan Hospital (2022-present).		Board of Directors of YMCA Powel Crosley

NAME, AGE & ADDRESS	POSITION(S) HELD WITH TRUST	TERM OF OFFICE & LENGTH OF TIME SERVED	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE
John C. Mulder 1055 Maitland Center Commons Maitland, FL Born: 1950	Trustee	Indefinite; Trustee since 2005	19
	PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS		DIRECTORSHIPS HELD BY TRUSTEE
	President of WaterStone (FKA the Christian Community Foundation and National Foundation) from 2001 to 2022.		Director for WaterStone since 2022

NAME, AGE & ADDRESS	POSITION(S) HELD WITH TRUST	TERM OF OFFICE & LENGTH OF TIME SERVED	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE
Shelly Nahrstedt 1055 Maitland Center Commons Maitland, FL Born: 1961	Trustee	Indefinite; Trustee since 2025	19
	PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS		DIRECTORSHIPS HELD BY TRUSTEE

Chief Operating Officer, Integrity Fund Services, LLC, and Treasurer, Viking Mutual Funds (2020-present). Director of Financial Fund administration, PNC Capital Advisors, LLC, and Treasurer, PNC Funds (2018-2019).

			None

MANAGEMENT OF THE FUNDS

STATEMENT OF ADDITIONAL INFORMATION (CLASS A & C) / 23

NAME, AGE & ADDRESS	POSITION(S) HELD WITH TRUST	TERM OF OFFICE & LENGTH OF TIME SERVED	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE
Abraham M. Rivera 1055 Maitland Center Commons Maitland, FL Born: 1969	Trustee	Indefinite; Trustee since 2020	19
	PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS		DIRECTORSHIPS HELD BY TRUSTEE
	Pastor / President, for La Puerta Life Center, Inc., a Florida corporation.		Director, for La Puerta Life Center, Inc., a Florida corporation

NAME, AGE & ADDRESS	POSITION(S) HELD WITH TRUST	TERM OF OFFICE & LENGTH OF TIME SERVED	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE
Alan M. Ross 1055 Maitland Center Commons Maitland, FL Born: 1951	Trustee, Vice Chairman	Indefinite; Trustee since 2004	19
	PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS		DIRECTORSHIPS HELD BY TRUSTEE

Founder and CEO Kingdom Companies founded in 2000. President of the Electric Power Reliability Alliance (EPRA), a nonprofit serving industrial, commercial and grid-edge electrical reliability practitioners, retired 2020. CEO and Managing Editor APC Media since 2000.

			None

PRINCIPAL EXECUTIVE OFFICERS

NAME, AGE & ADDRESS	POSITION(S) HELD WITH TRUST	TERM OF OFFICE & LENGTH OF TIME SERVED	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE
Arthur D. Ally 1055 Maitland Center Commons Maitland, FL Born: 1942	Chairman, President, and Treasurer	President since 1997 Indefinite Term	N/A
	PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS		DIRECTORSHIPS HELD BY TRUSTEE
	President and controlling shareholder of Covenant Funds, Inc. (“CFI”), a holding company. CEO and general partner of Timothy Partners, Ltd. (“TPL”), the investment Adviser and principal underwriter to each Fund. CFI is also TPL’s managing general partner.		N/A

NAME, AGE & ADDRESS	POSITION(S) HELD WITH TRUST	TERM OF OFFICE & LENGTH OF TIME SERVED	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE
Terry Covert 1055 Maitland Center Commons Maitland, FL Born: 1947	Executive Officer, Vice President	Officer since 2019 Indefinite Term	N/A
	PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS		DIRECTORSHIPS HELD BY TRUSTEE
	Chief Compliance Officer and General Counsel for the Adviser, Timothy Partners, Ltd; Partner, Copeland Covert & Smith PLLC, law firm.		N/A

NAME, AGE & ADDRESS	POSITION(S) HELD WITH TRUST	TERM OF OFFICE & LENGTH OF TIME SERVED	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE
Cheryl Mumbert 1055 Maitland Center Commons Maitland, FL Born: 1970	Executive Officer, Vice President	Officer since 2019 Indefinite Term	N/A
	PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS		DIRECTORSHIPS HELD BY TRUSTEE
	Chief Marketing Officer for Adviser, Timothy Partners, Ltd.		N/A

MANAGEMENT OF THE FUNDS

STATEMENT OF ADDITIONAL INFORMATION (CLASS A & C) / 24

NAME, AGE & ADDRESS	POSITION(S) HELD WITH TRUST	TERM OF OFFICE & LENGTH OF TIME SERVED	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE
David D. Jones 1055 Maitland Center Commons Maitland, FL Born: 1957	Chief Compliance Officer	Since 2004, Indefinite Term	N/A
	PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS		DIRECTORSHIPS HELD BY TRUSTEE
	Co-founder and Managing Member, Drake Compliance, LLC (compliance consulting); founder and controlling shareholder, David Jones & Associates (law firm), 1998 to 2015.		N/A

NAME, AGE & ADDRESS	POSITION(S) HELD WITH TRUST	TERM OF OFFICE & LENGTH OF TIME SERVED	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE
David James 225 Pictoria Drive Cincinnati, Ohio 45246 Born: 1970	Secretary	Secretary since 2023, Assistant Secretary 2022-2023, Indefinite Term	N/A
	PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS		DIRECTORSHIPS HELD BY TRUSTEE

As Executive Vice President, Chief Legal and Risk Officer at Ultimus Fund Solutions, since 2018; Department Head of State Street Bank and Trust Company’s Fund Administration Legal Department -2009-2018.

N/A

NAME, AGE & ADDRESS	POSITION(S) HELD WITH TRUST	TERM OF OFFICE & LENGTH OF TIME SERVED	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE
Deryk Jones 4221 North 203rd St. Suite 100 Elkhorn, NE 68022 Born: 1988	AML Officer	AML Officer since 2022, Indefinite Term	N/A
	PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS		DIRECTORSHIPS HELD BY TRUSTEE
	Compliance Analyst since March 2018		N/A

ADDITIONAL INFORMATION ABOUT THE TRUSTEES

Each Trustee’s experience, qualifications, attributes, or skills, both on an individual and combined basis with those of the other Trustees, lead the Board of Trustees to conclude that they are qualified to serve on the Board. The Board of Trustees believes that the Trustees’ ability to review critically, evaluate, question and discuss the information provided to them; to interact effectively with the Adviser, other service providers, legal counsel and independent public accountants; and to exercise effective business judgment in the performance of their duties as Trustees, support this conclusion. The Board of Trustees also considers the contributions each Trustee can make to the Board and the Trust a valuable asset.

As described in the table above, the Independent Trustees have served as such for a considerable period of time, which has provided them with knowledge of the business and operation of the Funds and the Trust. In addition, the following specific experience, qualifications, attributes and/or skills apply to each Trustee:

Brian Mumbert has served for the last 19 years in varying roles as regional sales executive of Timothy Partners, Ltd., serving as Vice President for the past 12 years. Mr. Mumbert brings his leadership, relational, and sales experience to the Board.

Mathew Staver served as Dean of Liberty University School of Law and is the founder and chairperson of Liberty Counsel. Mr. Staver has argued before the United States Supreme Court and brings his extensive legal background to the Board.

MANAGEMENT OF THE FUNDS

STATEMENT OF ADDITIONAL INFORMATION (CLASS A & C) / 25

Dale A. Bissonette is the President of Good Place Holdings, a Christian Centered Business holding Company. Mr. Bissonette adds diverse business skills and experience to the Board.

Kenneth Blackwell brings his vast experience and unique perspective gained as the former mayor of Cincinnati, Ohio, and also served as former Secretary of State for Ohio. Mr. Blackwell was an overseas ambassador, author, and celebrated business entrepreneur. Mr. Blackwell has also previously served as an independent trustee of the Trust.

Richard Copeland is a retired Associate Professor from Stetson University School of Business Administration. Retired Principal of Copeland & Covert, Attorneys at Law specializing in tax and estate planning. B.A. from Mississippi College, JD from the University of Florida, and LLM Taxation from the University of Miami.

Theron Holladay currently serves as a financial professional providing advice to the insurance industry at a firm which integrates biblical principles. Mr. Holladay offers the Board his insurance investment and accounting experience.

Deborah Honeycutt is a physician practicing in the Atlanta, GA, area. Dr. Honeycutt has experience in managing and directing health clinics and as a family medical practitioner and brings extensive business experience, as well as experience in the health care sector, to the Board.

Anthereca Lane is a physician and entrepreneur practicing in the Cincinnati, Ohio area. Dr. Lane brings extensive business and health care experience from running her own medical practice and digital women’s health service to the Board.

John Mulder is the executive director of Waterstone, a charitable remainder trust custodian that serves persons across the United States. Mr. Mulder brings proficiency in taxation and the skills he has acquired in managing a national organization.

Shelly Nahrstedt served as Chief Operating Officer of a mutual fund transfer agent and as a director of a mutual fund administrator. She also served as treasurer of numerous mutual funds. Ms. Nahrstedt brings her fund accounting experience to the Board.

Pastor Abraham M. Rivera is the recipient of various honors and awards for his work in the community, including the United States Congressional Award for Hispanic Leadership. He is currently on the teaching staff of St. Thomas University. Mr. Rivera is the Pastor / President / Director for the La Puerta Life Center, Inc. in Florida.

Alan Ross is an entrepreneur specializing in corporate turn-around ventures and currently serves as the president of the Electric Power Reliability Alliance (EPRA). Mr. Ross offers the Board the wealth of knowledge he has gained in his experiences as a manager/owner of numerous companies.

References to the experience, qualifications, attributes, or skills of the Trustees are pursuant to the requirements of the Securities and Exchange Commission. They do not indicate that the Board or any Trustee has special expertise or experience, and shall not impose any greater responsibility or liability on such Trustee or the Board by reason thereof.

BOARD STRUCTURE

The Board is responsible for overseeing the management and operations of the Trust and the Funds. The Board currently consists of ten independent trustees and two trustees who are interested persons in the Trust. Arthur D. Ally serves as Chair of the Board. Mr. Alan Ross serves as Vice-Chair of the Board and the Lead Independent Trustee. Mr. Ross works with Mr. Ally to set the agendas for the Board and Committee meetings and chair meetings of the Independent Trustees. Generally, Mr. Ross is a liaison between the Independent Trustees and the Trust’s management during Board meetings.

The Board has two standing committees: the Audit Committee and the Governance Committee. The members of each Committee are not “interested” persons of the Trust (as defined in the 1940 Act).

The Audit Committee consists of Messrs. Bissonette – Chairman, Mulder, and Copeland. The Audit Committee is responsible for overseeing the Trust’s accounting and financial reporting policies and practices, internal controls, and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of financial statements and the independent audits of the financial statements; acting as a liaison between the independent auditors and the full Board. The Audit Committee meets twice during each calendar year.

The Governance Committee consists of Messrs. Rivera – Chairman, Bissonette, Ross, and Mrs. Honeycutt. The Governance Committee is responsible for overseeing the composition of the Board, the qualifications and independence of its members, compensation, education, the Trustees’ annual “self-assessment” and other governance matters, as well as the succession of Board members. The Committee meets on an as-needed basis and currently does not accept recommendations from shareholders regarding nominees. The Committee was established in February 2024.

The Independent Trustees have engaged independent legal counsel to advise on regulatory compliance and other topics. This legal counsel also serves as counsel to the Trust. In addition, the Board has engaged a Chief Compliance Officer (“CCO”) responsible for overseeing compliance risks. The CCO is also an officer of the Trust and reports to the Board at least quarterly on any material compliance items that have arisen. Annually, they provide the Board with a comprehensive compliance report outlining the effectiveness of the Trust’s compliance policies and procedures and those of its service providers. As part of the CCO’s risk oversight function, the CCO seeks to understand the risks inherent in the operations of the Trust’s series and their advisers and sub-advisers. Periodically, the CCO provides reports to the Board that:

●	Assess the quality of the information the CCO receives from internal and external sources;
●	Assess how Trust personnel monitor and evaluate risks;

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STATEMENT OF ADDITIONAL INFORMATION (CLASS A & C) / 26

●	Assess the quality of the Trust’s risk management procedures and the effectiveness of the Trust’s organizational structure in implementing those procedures;
●	Consider feedback from and provide feedback regarding critical risk issues to Trust and administrative and advisory personnel responsible for implementing risk management programs; and
●	Consider economic, industry, and regulatory developments and recommend changes to the Trust’s compliance programs to meet new regulations or industry developments.

Under normal circumstances, the Board meets in person quarterly. It holds four regular meetings annually to consider and act upon matters involving the Trust and the Funds. The Board also may hold special meetings to address matters arising between regular meetings. Beginning in March 2020, the Trustees may conduct quarterly meetings telephonically in accordance with relief granted by the U.S. Securities and Exchange Commission (the “SEC”) to ease certain governance obligations in light of current travel concerns related to the COVID-19 pandemic. The Trustees acknowledge that all actions that require a vote of the Trustees at an in-person meeting would be ratified, as required by the SEC’s relief, at a later in-person meeting. The Independent Trustees also regularly meet with outside management and are advised by legal counsel. These meetings may take place in person or by telephone. Through the Audit Committee, the Independent Trustees consider and address important matters involving the Funds, including those presenting conflicts or potential conflicts of interest for Trust management. The Board has determined that its committee structure helps ensure that the Funds have effective and independent governance and oversight. Given the Adviser’s sponsorship of the Trust, that investors have selected the Adviser to provide overall management to the Funds, and Mr. Ally’s senior leadership role within the Adviser, the Board elected him Chairman. The Board reviews its structure regularly and believes that its leadership structure, including having at least two-thirds Independent Trustees, coupled with the responsibilities undertaken by Mr. Ross as Lead Independent Trustee, is appropriate and in the best interests of the Trust, given its specific characteristics. The Board also believes its leadership structure facilitates the orderly and efficient flow of information from fund management to the Independent Trustees.

The Board recognizes that it is impossible to identify all risks that may affect a Fund or to develop processes, procedures, and controls to eliminate or mitigate every occurrence or effect. The Board may change how it conducts its risk oversight role at any time and at its discretion.

BOARD OVERSIGHT OF RISK

An integral part of the Board’s overall responsibility for overseeing the management and operations of the Trust is the Board’s oversight of the risk management of the Trust’s investment programs and business affairs. The Funds are subject to several risks, such as investment, credit, valuation, operational, legal, compliance, and regulatory risks. The Trust, the Adviser and the other service providers have implemented various processes, procedures and controls to identify risks to the Funds, to lessen the probability of their occurrence and to mitigate any adverse effect should they occur. Different processes, procedures, and controls are employed with respect to different types of risks. These systems include those embedded in the conduct of the regular operations of the Board and in the regular responsibilities of the officers of the Trust and the other service providers.

The Board exercises oversight of the risk management process through the Board itself and through the Audit Committee. In addition to adopting, and periodically reviewing, policies and procedures designed to address risks to the Funds, the Board requires management of the Adviser and the Trust, including the Trust’s Chief Compliance Officer (“CCO”), to report to the Board and the Audit Committee on a variety of matters, including matters relating to risk management, at regular and special meetings. The Board and the Audit Committee receive regular reports from the Trust’s independent public accountants on internal control and financial reporting matters. On at least an annual basis, the Independent Trustees meet separately with the Funds’ CCO outside the presence of management to discuss issues related to compliance. Furthermore, the Board receives a quarterly report from the Funds’ CCO regarding the operation of the compliance policies and procedures of the Trust and its primary service providers. The Board also receives quarterly reports from the Adviser on the investments and securities trading of the Funds, including their investment performance, as well as reports regarding the valuation of the Funds’ securities. In addition, in its annual review of the Funds’ advisory agreements, the Board reviews information provided by the Adviser relating to its operational capabilities, financial condition, and resources. The Board also conducts an annual self-evaluation that includes a review of its effectiveness in overseeing the number of Funds in the Trust and the effectiveness of its committee structure.

The Board recognizes that it is impossible to identify all risks that may affect a Fund or to develop processes, procedures, and controls to eliminate or mitigate every occurrence or effect. The Board may, at any time and at its discretion, change how it conducts its risk oversight role.

TRUSTEE OWNERSHIP (as of 12/31/2024)

NAME OF DIRECTOR(1)	FUND	DOLLAR RANGE OF EQUITY SECURITIES EACH FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL FUNDS OVERSEEN BY A DIRECTOR IN THE TIMOTHY PLAN FAMILY OF FUNDS
Interested Trustees
Brian S. Mumbert	Israel Common Values	$1 - $10,000
$1 - $10,000

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NAME OF DIRECTOR(1)	FUND	DOLLAR RANGE OF EQUITY SECURITIES EACH FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL FUNDS OVERSEEN BY A DIRECTOR IN THE TIMOTHY PLAN FAMILY OF FUNDS
Mathew D. Staver	Small Cap Value	$50,001 - $100,000
	Large/Mid Cap Value	Over $100,000
	Large/Mid Cap Growth	Over $100,000
	Small/Mid Cap Growth	Over $100,000
	Defensive Strategies	$10,001 - $50,000
	Israel Common Values	$10,001 - $50,000
	Growth & Income	$10,001 - $50,000
Over $100,000
Independent Trustees
Dale A. Bissonette	None
Kenneth Blackwell	None
Richard W. Copeland	Large/Mid Cap Growth	Over $100,000
	Large/Mid Cap Value	$50,001 - $100,000
Theron R. Holladay	None		Over $100,000
Deborah T. Honeycutt	None
Anthereca E. Lane	None
John C. Mulder	Defensive Strategies	Over $100,000
	International	Over $100,000
	Large/Mid Cap Value	Over $100,000
	Fixed Income	$1 - $10,000
Over $100,000
Shelly Nahrstedt	None
Abraham M. Rivera	None
Alan M. Ross	None

(1)	Trustees, for their services to the Funds, may purchase Class A shares at NAV; commissions normally charged on A share purchases are waived.

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STATEMENT OF ADDITIONAL INFORMATION (CLASS A & C) / 28

Compensation

Compensation was paid by the Trust to the Trustees during the past fiscal year ended September 30, 2024, as set forth in the table below:

NAME OF PERSON, POSITION	AGGREGATE COMPENSATION FROM FUNDS	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUNDS EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM FUND AND FUND COMPLEX PAID TO DIRECTORS
Interested Trustees
Brian S. Mumbert	$0	$0	$0	$0
Mathew D. Staver	$0	$0	$0	$0
Independent Trustees
Dale A. Bissonette	$5,000	$0	$0	$5,000
Kenneth Blackwell(1)(2)	$2,500	$0	$0	$2,500
Richard W. Copeland	$5,000	$0	$0	$5,000
Theron R. Holladay(2)	$0	$0	$0	$0
Deborah Honeycutt	$5,000	$0	$0	$5,000
William Johnson(3)	$2,500	$0	$0	$2,500
Anthereca E. Lane(2)	$0	$0	$0	$0
John C. Mulder	$5,000	$0	$0	$5,000
Shelly Nahrstedt(2)	$0	$0	$0	$0
Scott Preissler, Ph.D.	$5,000	$0	$0	$5,000
Abraham M. Rivera	$5,000	$0	$0	$5,000
Alan M. Ross	$2,500	$0	$0	$2,500

(1)	Mr. Blackwell stepped down from the Board effective June 2024 and was reelected as a Trustee effective January 2025.

(2)	Mr. Blackwell, Mr. Holladay, Dr. Lane, and Ms. Nahrstedt were not Trustees during the September 30, 2024 fiscal year and as such received no compensation from the Trust.

(3)	Mr. Johnson resigned from the Board effective May 2024.

Code of Ethics

The Trust, the Adviser, the investment managers and the Funds’ underwriter have each adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940. The personnel subject to the Code are permitted to invest in securities; however, the Adviser’s and underwriter’s employees are prohibited from purchasing securities that are held by the Funds. You may obtain a copy of the Code of Ethics from the Securities and Exchange Commission. Pursuant to Section 406 of the Sarbanes-Oxley Act of 2002, the Trustees amended the Codes of Ethics to accommodate the requirements of Section 406. The amended Codes of Ethics adopted by the Trust, TPL, and each Sub-Adviser, have each been reviewed and ratified by the Board.

Proxy Voting Policies

The Board of the Trust has approved proxy voting procedures for the Trust. These procedures set forth guidelines and procedures for the voting of proxies relating to securities held by the Funds. Records of the Funds’ proxy voting records are maintained and are available for inspection. The Board is responsible for overseeing the implementation of the procedures. Copies of the proxy voting procedures have been filed with the Securities and Exchange Commission, which may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. The procedures are also available on the SEC’s EDGAR database at the SEC’s website (www.sec.gov). Copies of the procedures can be obtained, after paying a duplicating fee, by electronic request (publicinvest@sec.gov). A copy will also be sent to you, free of charge, at your request by writing to the Trust at Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, or calling toll free at 800-662-0201. A summary of the Trust’s Proxy Voting Procedures is also attached to this SAI as Appendix A.

MANAGEMENT OF THE FUNDS

STATEMENT OF ADDITIONAL INFORMATION (CLASS A & C) / 29

Section 4 |	Control Persons and Principal Holders of Securities

Ownership

Control Person. For the purposes of ownership, “control” means the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. A controlling ownership may be detrimental to the other shareholders of a Fund.

PRINCIPAL SHAREHOLDERS | AS OF 12/31/2024

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of any class of a Fund. As of December 31, 2024, the following persons were the record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the outstanding shares of a class of the Funds. The Trust, to the best of its knowledge, believes that most of the shares referred to below were held by the persons indicated in accounts for their fiduciary, agency or custodial customers.

NAME OF SHAREHOLDER AND ADDRESS	FUND	FUND CLASS	% OF SHARE CLASS OWNED
CHARLES SCHWAB & CO., INC. SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS OPERATIONS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104	SMALL CAP VALUE	A	8.82%
EDWARD JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS, MO 63131	SMALL CAP VALUE	A	5.81%
NFS LLC FEBO/FRANCIS COREY 8418 DERBY CT SPRINGFIELD, VA 22151	SMALL CAP VALUE	A	5.67%
EDWARD JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS, MO 63131	LARGE/MID CAP VALUE	A	14.11%
CHARLES SCHWAB & CO., INC. SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS OPERATIONS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104	LARGE/MID CAP VALUE	A	9.20%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	LARGE/MID CAP VALUE	A	7.47%
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399-0002	LARGE/MID CAP VALUE	A	5.25%

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

STATEMENT OF ADDITIONAL INFORMATION (CLASS A & C) / 30

NAME OF SHAREHOLDER AND ADDRESS	FUND	FUND CLASS	% OF SHARE CLASS OWNED
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	FIXED INCOME	A	30.55%
EDWARD JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS, MO 63131	FIXED INCOME	A	21.24%
EDWARD JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS, MO 63131	SMALL/MID CAP GROWTH	A	10.18%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	SMALL/MID CAP GROWTH	A	8.20%
CHARLES SCHWAB & CO., INC. SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS OPERATIONS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104	SMALL/MID CAP GROWTH	A	5.99%
EDWARD JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS, MO 63131	LARGE/MID CAP GROWTH	A	22.08%
CHARLES SCHWAB & CO., INC. SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS OPERATIONS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104	LARGE/MID CAP GROWTH	A	6.86%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	LARGE/MID CAP GROWTH	A	6.57%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	STRATEGIC GROWTH	A	8.33%
EDWARD JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS, MO 63131	STRATEGIC GROWTH	A	6.74%
EDWARD JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS, MO 63131	CONSERVATIVE GROWTH	A	14.16%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	CONSERVATIVE GROWTH	A	7.61%

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

STATEMENT OF ADDITIONAL INFORMATION (CLASS A & C) / 31

NAME OF SHAREHOLDER AND ADDRESS	FUND	FUND CLASS	% OF SHARE CLASS OWNED
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	INTERNATIONAL	A	28.02%
EDWARD JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS, MO 63131	INTERNATIONAL	A	20.80%
CHARLES SCHWAB & CO., INC. SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS OPERATIONS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104	INTERNATIONAL	A	6.05%
CHARLES SCHWAB & CO., INC. SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS OPERATIONS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104	HIGH YIELD BOND	A	39.56%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	HIGH YIELD BOND	A	14.64%
EDWARD JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS, MO 63131	HIGH YIELD BOND	A	11.70%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	DEFENSIVE STRATEGIES	A	18.98%
CHARLES SCHWAB & CO., INC. SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS OPERATIONS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104	DEFENSIVE STRATEGIES	A	9.01%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	ISRAEL COMMON VALUES	A	21.69%
CHARLES SCHWAB & CO., INC. SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS OPERATIONS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104	ISRAEL COMMON VALUES	A	10.01%
EDWARD JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS, MO 63131	GROWTH & INCOME	A	16.27%

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

STATEMENT OF ADDITIONAL INFORMATION (CLASS A & C) / 32

NAME OF SHAREHOLDER AND ADDRESS	FUND	FUND CLASS	% OF SHARE CLASS OWNED
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	GROWTH & INCOME	A	11.80%
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399-0002	SMALL/MID CAP GROWTH	C	11.09%
LPL FINANCIAL/A/C 1000-0005 4707 EXECUTIVE DRIVE SAN DIEGO, CA 92121-3091	SMALL/MID CAP GROWTH	C	7.38%
AMERICAN ENTERPRISE INV SVCS/A/C 3638-3121 707 2ND AVENUE SOUTH MINNEAPOLIS, MN 55402	SMALL CAP VALUE	C	10.67%
AMERICAN ENTERPRISE INV SVCS/A/C 7875-4860 707 2ND AVENUE SOUTH MINNEAPOLIS, MN 55402	LARGE/MID CAP VALUE	C	8.69%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	FIXED INCOME	C	34.56%
CHARLES SCHWAB & CO., INC. SPECIAL CUSTODY ACCT FBO CUSTOMERS 211 MAIN ST SAN FRANCISCO, CA 94105	FIXED INCOME	C	13.56%
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399-0002	FIXED INCOME	C	7.09%
AMERICAN ENTERPRISE INV SVCS/A/C 4790-3949 707 2ND AVENUE SOUTH MINNEAPOLIS, MN 55402	LARGE/MID CAP GROWTH	C	10.97%
CHARLES SCHWAB & CO., INC. FBO CUSTOMERS 211 MAIN ST SAN FRANCISCO, CA 94105	STRATEGIC GROWTH	C	8.16%
CONSTELLATION TRUST CO CUST FBO/JAMES HOYT TEETER R/O IRA PO BOX 309 OAKBORO, NC 28129	STRATEGIC GROWTH	C	7.89%
CONSTELLATION TRUST CO CUST FBO/PETER C WYSE IRA 411 BURCH FARM DR BROCKPORT, NY 14420	STRATEGIC GROWTH	C	5.58%
LPL FINANCIAL/A/C 1000-0005 4707 EXECUTIVE DRIVE SAN DIEGO, CA 92121-3091	CONSERVATIVE GROWTH	C	10.76%

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

STATEMENT OF ADDITIONAL INFORMATION (CLASS A & C) / 33

NAME OF SHAREHOLDER AND ADDRESS	FUND	FUND CLASS	% OF SHARE CLASS OWNED
CONSTELLATION TRUST CO CUST FBO/MARIE E BATTAGLIA IRA 5500 GLENHANE CT ANTIOCH, CA 94531	CONSERVATIVE GROWTH	C	7.93%
CONSTELLATION TRUST CO CUST FBO/ROBIN MILLER IRA 9440 S COYOTE LN NORTH PLATTE, NE 69101	CONSERVATIVE GROWTH	C	6.79%
CONSTELLATION TRUST CO CUST FBO/ANDREA KRAZEISE 403B SANFORD CRISIS PREGNANCY CENTER 32 MADERA RD DEBARY, FL 32713	CONSERVATIVE GROWTH	C	5.53%
CONSTELLATION TRUST CO CUST FBO/RONNIE FIGGINS IRA 3513 LOBO TRAIL TEMPLE, TX 76502	CONSERVATIVE GROWTH	C	5.05%
AMERICAN ENTERPRISE INV SVCS/A/C 5439-9689 901 SOUTH 3RD AVE MINNEAPOLIS, MN 55402	INTERNATIONAL	C	6.05%
CONSTELLATION TRUST CO CUST FBO/KENNETH J SATORIUS IRA 1008 LANE DR PELL CITY, AL 35128	INTERNATIONAL	C	5.16%
LPL FINANCIAL/A/C 1000-0005 4707 EXECUTIVE DRIVE SAN DIEGO, CA 92121-3091	HIGH YIELD BOND	C	13.72%
AMERICAN ENTERPRISE INV SVCS/A/C 5439-9689 901 SOUTH 3RD AVE MINNEAPOLIS, MN 55402	HIGH YIELD BOND	C	12.50%
EDWARD JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS, MO 63131	HIGH YIELD BOND	C	5.05%
CONSTELLATION TRUST CO CUST FBO/GARY ALEXANDER MERRILL IRA 6104 DIAMOND OAKS BAKERSFIELD, CA 93306	DEFENSIVE STRATEGIES	C	14.68%
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399-0002	DEFENSIVE STRATEGIES	C	13.89%
RAYMOND JAMES & ASSOC INC FBO RJ 255Y2760 880 CARILLON PARKWAY SAINT PETERSBURG, FL 33716-1102	DEFENSIVE STRATEGIES	C	5.48%

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STATEMENT OF ADDITIONAL INFORMATION (CLASS A & C) / 34

NAME OF SHAREHOLDER AND ADDRESS	FUND	FUND CLASS	% OF SHARE CLASS OWNED
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399-0002	GROWTH & INCOME	C	9.58%
CONSTELLATION TRUST CO CUST FBO/TAMARA A CAMPBELL IRA 1802 6TH ST E PALMETTO, FL 34221	GROWTH & INCOME	C	5.63%
CONSTELLATION TRUST CO CUST FBO/JAMES D HENDERSON ROTH IRA 409 N FLORMABLE ST PONCA CITY, OK 74601	GROWTH & INCOME	C	5.01%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	ISRAEL COMMON VALUES	C	16.86%
CHARLES SCHWAB & CO., INC. SPECIAL CUSTODY ACCT FBO CUSTOMERS 211 MAIN ST SAN FRANCISCO, CA 94105	ISRAEL COMMON VALUES	C	7.18%
LPL FINANCIAL/A/C 1000-0005 4707 EXECUTIVE DRIVE SAN DIEGO, CA 92121-3091	ISRAEL COMMON VALUES	C	6.91%
AMERICAN ENTERPRISE INV SVCS/A/C 3597-1992 707 2ND AVENUE SOUTH MINNEAPOLIS, MN 55402	ISRAEL COMMON VALUES	C	5.18%

MANAGEMENT OWNERSHIP

As of December 31, 2024, the Trustees and Officers, as a group, owned less than 1% of each class of each Fund.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

STATEMENT OF ADDITIONAL INFORMATION (CLASS A & C) / 35

Section 5 |	Other Service Providers

Principal Underwriter

TIMOTHY PARTNERS, LTD.

Timothy Partners, Ltd. (“TPL”), 1055 Maitland Center Commons, Maitland, FL 32751, also acts as the principal underwriter (the “Underwriter”) of the Funds’ shares for the purpose of facilitating the notice filing of shares of the Funds under state securities laws and to assist in sales of shares pursuant to a written underwriting agreement (the “Underwriting Agreement”) approved by the Funds’ Trustees. TPL is not compensated for serving as principal underwriter to the Funds.

In that regard, TPL has agreed at its own expense to qualify as a broker/dealer under all applicable federal or state laws in those states which the Funds shall from time to time identify to TPL as states in which it wishes to offer its shares for sale, in order that state notice filings may be maintained by the Funds.

TPL is a broker/dealer registered with the U.S. Securities and Exchange Commission and is a member in good standing of the Financial Industry Regulatory Authority.

The Funds shall continue to bear the expense of all filing or registration fees incurred in connection with the notice filing of shares under state securities laws.

The Underwriting Agreement may be terminated by either party upon 60 days’ prior written notice to the other party.

Arthur D. Ally is President, Chairman and Trustee of the Trust. Mr. Ally is also President of Timothy Partners, Ltd. Mr. Ally had nearly twenty years of experience in the investment industry prior to becoming president of Timothy Plan, having worked for Prudential Bache, Shearson Lehman Brothers and Investment Management & Research. Neither Mr. Ally nor any affiliated person of the Trust will receive any benefit from transactions with any prior employers.

Transfer/Fund Accounting Agent/Administrator

ULTIMUS FUND SOLUTIONS, LLC

Ultimus Fund Solutions, LLC, 225 Pictoria Dr, Suite 450, Cincinnati, OH 45246 serves as transfer agent, fund accounting agent and administrator to the Trust pursuant to a written agreement dated April 18, 2011, as amended. For the services rendered to the Fund by the Administrator, the Fund pays the Administrator the greater of an annual minimum fee or an asset-based fee, which scales downward based upon net assets for fund administration, fund accounting and transfer agency services. Ultimus Fund Solutions, LLC provides various administrative services to the Funds’ shareholders that invest a portion of their Timothy Plan IRA assets in the Federated Hermes money market fund (“Shareholder Services”). Ultimus Fund Solutions, LLC receives compensation from Federated Hermes for the provision of said Shareholder Services.

For the fiscal periods ended September 30, 2022, 2023 and 2024, the Funds paid the following fees for transfer agency, fund accounting and administration to Ultimus Fund Solutions, LLC.

SERVICE	2022	2023	2024
Administration Fees	$2,559,982	$2,690,413	$2,892,363

Distributor

TIMOTHY PARNTERS, LTD.

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (collectively, the “Plans”) for each Class offered by a Fund up to a maximum of 1.00% for Class C shares and 0.25% for Class A shares (of which, up to 0.25% may be service fees to be paid by each respective class of shares to TPL, dealers and others, for providing personal service and/or maintaining shareholder accounts) per annum of its average daily net assets for expenses incurred by the Underwriter in the distribution of the Timothy Plan Funds’ shares.

The fees are paid on a monthly basis, based on a Fund’s average daily net assets attributable to such class of shares.

OTHER SERVICE PROVIDERS

STATEMENT OF ADDITIONAL INFORMATION (CLASS A & C) / 36

Pursuant to the Plans, TPL, as underwriter, is paid a fee each month (up to the maximum of 1.00% for Class C shares per annum of average net assets of each Timothy Plan Fund) for expenses incurred in the distribution and promotion of the shares, including but not limited to, printing of prospectuses and reports used for sales purposes, preparation and printing of sales literature and related expenses, advertisements, and other distribution-related expenses as well as any distribution or service fees paid to securities dealers or others who have executed a dealer agreement with the underwriter. Any expense of distribution in excess of 1.00% for Class C shares per annum will be borne by TPL without any additional payments by the Funds. You should be aware that it is possible that Plan accruals will exceed the actual expenditures by TPL for eligible services. Accordingly, such fees are not strictly tied to the provision of such services.

The Plans also provide that to the extent that the Funds, TPL, the investment managers, or other parties on behalf of the Funds, TPL, or the investment managers make payments that are deemed to be payments for the financing of any activity primarily intended to result in the sale of shares issued by the Funds within the context of Rule 12b-1, such payments shall be deemed to be made pursuant to the Plans.

The Board has determined that a consistent cash flow resulting from the sale of new shares is necessary and appropriate to meet redemptions and to take advantage of buying opportunities without having to make unwarranted liquidations of portfolio securities. The Board therefore believes that it will likely benefit the Funds to have moneys available for the direct distribution activities of TPL in promoting the sale of the Funds’ shares, and to avoid any uncertainties as to whether other payments constitute distribution expenses on behalf of the Funds. The Trustees, including the non-interested Trustees, have concluded that in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Plans will benefit the Funds and their shareholders.

The Plans have been approved by the Board, including all of the Trustees who are non-interested persons as defined in the 1940 Act. The Plans must be renewed annually by the Board, including a majority of the Trustees who are non-interested persons of the Funds and who have no direct or indirect financial interest in the operation of the Plans. The votes must be cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Trustees be done by the non-interested Trustees. The Plans and any related agreements may be terminated at any time, without any penalty: 1) by vote of a majority of the non-interested Trustees on not more than 60 days’ written notice, 2) by the Underwriter on not more than 60 days’ written notice, 3) by vote of a majority of a Fund’s outstanding shares, on 60 days’ written notice, and 4) automatically by any act that terminates the Underwriting Agreement with TPL. TPL or any dealer or other firm may also terminate their respective agreements at any time upon written notice.

The Plans and any related agreement may not be amended to increase materially the amounts to be spent for distribution expenses without approval by a majority of a Fund’s outstanding shares, and all material amendments to the Plans or any related agreements shall be approved by a vote of the non-interested Trustees, cast in person at a meeting called for the purpose of voting on any such amendment.

TPL is required to report in writing to the Board of the Funds, at least quarterly, on the amounts and purpose of any payment made under the Plans, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the Plans should be continued.

The following are the principal types of activities for which payments were made, and the amounts for each, for fiscal year ended September 30, 2024.

EXPENSE TYPE	AMOUNT PAID
Advertising	$1,000,613
Printing and Postage	$93,801
Compensation to Broker/Dealers	$2,669,598
Other Expenses	$2,789,540

OTHER SERVICE PROVIDERS

STATEMENT OF ADDITIONAL INFORMATION (CLASS A & C) / 37

For the fiscal year ended September 30, 2024, TPL was compensated for distribution and service-related 12b-1 expenses by the Funds as follows:

FUND	CLASS A	CLASS C
Small Cap Value	$262,002	$57,285
Large/Mid Cap Value	$457,016	$138,286
Small/Mid Cap Growth	$97,997	$26,377
Large/Mid Cap Growth	$289,874	$97,915
Growth & Income	$33,754	$13,022
Fixed Income	$184,409	$64,602
High Yield Bond	$155,504	$24,013
International	$141,268	$17,088
Israel Common Values	$122,555	$62,580
Defensive Strategies	$103,837	$33,296
Strategic Growth	$77,144	$16,645
Conservative Growth	$87,014	$22,928

Independent Registered Public Accounting Firm

COHEN & COMPANY, LTD.

The firm of Cohen & Company, Ltd., 1350 Euclid Ave., Suite 800, Cleveland, Ohio 44115, has been selected as the independent registered public accounting firm for the Funds for the fiscal year ending September 30, 2025. Cohen & Company, Ltd. performs an annual audit of the Funds’ financial statements and provides financial, tax, and accounting consulting services as requested.

Custodian

US BANK

US Bank, 425 Walnut Street, Cincinnati, Ohio 45202, is custodian of the Funds’ investments. The custodian acts as the Funds’ depository, safe-keeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Funds’ request and maintains records in connection with its duties. For its custodial services the bank receives, in addition to certain per transaction fees, the greater of $225 per month per fund or (annualized) 1.20 basis points (.00012) for the first $75 million in assets, 1.0 basis point (.00010) on the next $100 million in assets, and 0.75 basis point (.000075) on all amounts over $175 million in assets.

Sub Custodian

BRINKS GLOBAL SERVICES U.S.A. INC.

Brinks Global Services U.S.A. Inc., 184-45 147th Avenue, Springfield Gardens N.Y., provides custody services for the Defensive Funds’ precious metals investments. The sub custodian acts as the Funds’ precious metals depository, and maintains deposit and withdrawal records in connection with its other duties.

Trust Counsel

SULLIVAN & WORCESTER LLP

Sullivan & Worcester LLP, 1666 K St No #700, Washington, DC 20006, serves as legal counsel for the trust and funds.

OTHER SERVICE PROVIDERS

STATEMENT OF ADDITIONAL INFORMATION (CLASS A & C) / 38

Section 6 |	Brokerage Allocation

Brokerage Transactions

The Funds’ Adviser and/or investment Sub-Advisers, when effecting the purchases and sales of portfolio securities for the account of a Fund, will seek execution of trades either (i) at the most favorable and competitive rate of commission charged by any broker, dealer or member of an exchange, or (ii) at a higher rate of commission charges if reasonable in relation to brokerage and research services provided to the Fund or the investment manager by such member, broker, or dealer. Such services may include, but are not limited to, any one or more of the following: information on the availability of securities for purchase or sale, statistical or factual information, or opinions pertaining to investments. The Adviser and each Sub-Adviser are prohibited from considering brokerage allocation to dealers in consideration of a dealers’ distribution efforts of Portfolio or Fund shares. The Trust has adopted policies and procedures to detect and prohibit brokerage allocation based on broker/dealer Fund share sales.

TPL, through the investment managers, is responsible for making the Funds’ portfolio decisions subject to instructions described in the applicable Prospectus. The Board may, however, impose limitations on the allocation of portfolio brokerage.

Securities held by one Fund may also be held by another Fund or other accounts for which TPL or the investment manager serves as an Adviser or held by TPL or the investment manager for their own accounts. If purchases or sales of securities for a Fund or other entities for which they act as investment Adviser or for their advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of TPL or the investment manager during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

On occasions when TPL or an investment manager deems the purchase or sale of a security to be in the best interests of one or more Funds or other accounts, they may to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for the other Fund or accounts in order to obtain favorable execution and lower brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by an investment manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Funds and to such other accounts. In some cases this procedure may adversely affect the size of the position obtainable for a Fund.

The Board regularly reviews the brokerage placement practices of the investment managers on behalf of the Funds, and reviews the prices and commissions, if any, paid by the Funds to determine if they were reasonable.

Commissions

The chart below shows the brokerage fees and commissions paid by the Funds for the fiscal years ending September 30, 2022, 2023 and 2024.

FUND	2022	2023	2024
Small Cap Value	N/A	$3	$—
Large/Mid Cap Value	$10,150	$1,725	$7,725
Small/Mid Cap Growth	N/A	N/A	$—
Large/Mid Cap Growth	$4,850	$593	$2,003
Growth & Income	$1,935	$5,344	$784
Fixed Income	N/A	$7,750	$—
High Yield Bond	N/A	$11,362	$—
International	$35,353	$49,743	$53,604
Israel Common Values	$9,862	$11,014	$14,830
Defensive Strategies	$6,188	$14,579	$2,129
Strategic Growth	$3,087	$2,654	$1,107
Conservative Growth	$3,199	$3,259	$1,005

BROKERAGE ALLOCATION

STATEMENT OF ADDITIONAL INFORMATION (CLASS A & C) / 39

Section 7 |	Purchase, Redemption, and Pricing of Shares

Purchase of Shares

The shares of the Timothy Plan Funds are continuously offered by the distributor. Orders will not be considered complete until receipt by the distributor of a completed account application form, and receipt by the custodian of payment for the shares purchased. Once both are received, such orders will be confirmed at the next determined NAV per share (based upon valuation procedures described in the Prospectus), plus the applicable sales load for Class A shares, as of the close of business of the business day on which the completed order is received, normally 4 p.m. Eastern time. Completed orders received by the Funds after 4 p.m. will be confirmed at the next business day’s price.

TAX-DEFERRED RETIREMENT PLANS

Shares of the Timothy Plan Funds are available to all types of tax-deferred retirement plans such as individual retirement accounts (“IRAs”), employer-sponsored defined contribution plans (including 401(k) plans) and tax-sheltered custodial accounts described in Section 403(b) of the Internal Revenue Code. Qualified investors benefit from the tax-free compounding of income dividends and capital gains distributions. The Timothy Plan Funds sponsor IRAs. Subject to certain income restrictions, individuals, who are active participants in an employer maintained retirement plan, are eligible to contribute on a deductible basis to an IRA account. All individuals who have earned income may make nondeductible IRA contributions to the extent that they are not eligible for a deductible contribution. Income earned by an IRA account will continue to be tax deferred.

A special IRA program is available for employers under which the employers may establish IRA accounts for their employees in lieu of establishing tax qualified retirement plans. Known as SEP-IRAs (Simplified Employee Pension-IRA), they free the employer of many of the record keeping requirements of establishing and maintaining a tax qualified retirement plan trust.

If you are entitled to receive a distribution from a qualified retirement plan, you may rollover all or part of that distribution into a Timothy Plan Fund IRA. Your rollover contribution is not subject to the limits on annual IRA contributions. You can continue to defer federal income taxes on your contribution and on any income that is earned on that contribution.

The Timothy Plan Funds may be utilized as investment vehicles for employer sponsored and administered 403(b) retirement plans, by schools, hospitals, and certain other tax-exempt organizations or associations. 403(b) contributions, to the extent they satisfy the Plan Document requirements and do not exceed applicable limitations, are excludable from the gross income of the employee for federal income tax purposes.

The Timothy Plan Funds also offer Roth IRAs. While contributions to a Roth IRA are not currently deductible, the amounts within the accounts accumulate tax-free and qualified distributions will not be included in a shareholder’s taxable income. The contribution limit for 2024 is up to $7,000 total between a Roth and traditional IRA. Certain catch-up provisions for individuals ages 50 and over as well as income phase-outs apply. You should contact your accountant or other financial professional for more information.

In all these plans, distributions of net investment income and capital gains will be automatically reinvested.

All the foregoing retirement plan options require special plan documents. Please call the Timothy Plan at (800) 846-7526 to obtain information regarding the establishment of retirement plan accounts. In the case of IRAs and 403(b) Plans, Constellation Trust acts as the plan custodian. The Fund custodian, Constellation Trust, charges $25.00 per social security number and account type in connection with plan establishment and maintenance, of which $12.50 is remitted to the Fund underwriter, Timothy Partners, Ltd. These IRA fees are detailed in the plan documents; you should consult your employer’s plan document for details of the expenses incurred by 403(b) accounts. You should consult with your attorney or other tax adviser for specific advice prior to establishing a plan.

DEALER TRANSACTION FEES

Dealers may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual dealer. Processing or service fees typically are in addition to the sales and other charges described in the Prospectus and this SAI. Your dealer will provide you with specific information about any processing or service fees you will be charged.

Redemption of Shares

The redemption price will be based upon the NAV per share (subject to any applicable CDSC for Class C shares) next determined after receipt of the redemption request, provided it has been submitted in the manner described below. The redemption price may be more or less than your cost, depending upon the NAV per Class at the time of redemption. Shares of the Timothy Plan Funds may be redeemed through certain brokers, financial institutions or service organizations, banks and bank trust departments, who may charge a transaction fee or other fee for their services at the time of redemption. Such fees would not otherwise be charged if the shares were purchased directly from the Timothy Plan Funds.

PURCHASE, REDEMPTION, AND PRICING OF SHARES

STATEMENT OF ADDITIONAL INFORMATION (CLASS A & C) / 40

Payment for shares tendered for redemption is made by check within seven days after tender in proper form, except that the Funds reserve the right to suspend the right of redemption, or to postpone the date of payment upon redemption beyond seven days: (i) for any period during which the New York Stock Exchange is restricted, (ii) for any period during which an emergency exists as determined by the U.S. Securities and Exchange Commission as a result of which disposal of securities owned by the Funds is not reasonably predictable or it is not reasonably practicable for the Funds fairly to determine the value of its net assets, or (iii) for such other periods as the U.S. Securities and Exchange Commission may by order permit for the protection of shareholders of the Funds.

Pursuant to the Trust’s Agreement and Declaration of Trust, payment for shares redeemed may be made either in cash or in-kind, or partly in cash and partly in-kind. However, the Trust has elected, pursuant to Rule 18f-1 under the 1940 Act, to redeem its shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund, during any 90-day period for any one shareholder.

Payments in excess of this limit will also be made wholly in cash unless the Board believes that economic conditions exist which would make such a practice detrimental to the best interests of the Fund. Any portfolio securities paid or distributed in-kind would be valued as described under “Other Purchase Information” in the applicable Prospectus. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Funds.

In-kind payments need not constitute a cross-section of a Fund’s portfolio. Where a shareholder has requested redemption of all or a part of the shareholder’s investment, and where a Fund completes such redemption in-kind, that Fund will not recognize gain or loss for federal tax purposes, on the securities used to complete the redemption. The shareholder will recognize gain or loss equal to the difference between the fair market value of the securities received and the shareholder’s basis in the Fund shares redeemed.

Net Asset Value

The NAV and public offering price of each class of the shares of a Fund is determined at the close of trading (which is normally 4:00 p.m., Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business. If the NYSE closes early, the NAV will be determined as of the time of closing. Shares of each Class of the Funds are offered at the public offering price for each Class. The public offering price is each Class’s next calculated NAV plus the applicable sales charge, if any. The NAV per share of each Class is calculated by adding the value of each Fund’s investments, cash and other assets, subtracting liabilities of the Class, and then dividing the result by the number of shares of the Class outstanding. Each Fund generally determines the total value of each Class of its shares by using market prices for the securities comprising its portfolio. Securities for which quotations are not available and any other assets are valued at fair market value as determined in good faith by the Fund’s Investment Manager, in conformity with guidelines adopted by and subject to the review and supervision of the Board.

Fair Value Pricing

Under Rule 2a-5 of the 1940 Act, the Board has delegated to the Adviser, as valuation designee, responsibility for determining the value of Fund portfolio securities under certain circumstances. Under such circumstances the Adviser will use its best efforts to arrive at the fair value of a security held by a Fund under all reasonably ascertainable facts and circumstances. The Adviser must prepare a report for the Board not less than quarterly containing a complete listing of any securities for which fair value pricing was employed and detailing the specific reasons for such fair value pricing. The Adviser has adopted written policies and procedures, which have been approved by the Board, to guide the Adviser with respect to the circumstances under which, and the methods to be used, in fair valuing securities.

Except for the Israel Common Values, and International Fund which have a higher probability of Fair Value Pricing, the Funds generally invest the vast majority of their assets in frequently traded exchange listed securities of domestic issuers with relatively liquid markets and calculate their NAV as of the time those exchanges close. Except for the Israel Common Values and International Funds, the Funds typically do not invest in securities on foreign exchanges or in illiquid or restricted securities. Accordingly, except for those Funds, there may be very limited circumstances under which any Fund would hold securities that would need to be fair value priced. Examples of when it would be likely that a Fund security would require fair value pricing include but are not limited to: if the exchange on which a portfolio security traded were to close early; if trading in a particular security were to be halted on an exchange and did not resume trading prior to calculation of NAV; if a significant event that materially affected the value of a security were to occur after the securities’ exchange had closed but before the Fund’s NAV had been calculated; and if a security that had a significant exposure to foreign operations was subject to a material event or occurrence in a foreign jurisdiction in which the company had significant operations; or in the event that the Fixed Income or High Yield Bond Funds were to invest in certain types of bonds that had limited marketability, such as “church bonds”.

When a security is fair value priced, it means that the Adviser or Investment Manager is calculating the value of that security on a day and under circumstances where reliable pricing information from normal sources is not available or is otherwise limited. Accordingly, there is always the possibility that the Adviser’s or Investment Manager’s calculations concerning security value could be wrong, and as a result, the Fund’s NAV on that day could be higher or lower, depending on how the security was valued, than would otherwise be the case.

When a security is Evaluated Priced, it means the Adviser and Investment Manager are relying on a nationally recognized company that provides daily pricing of international and domestic securities. Accordingly, there is the possibility that the pricing firm’s calculations or pricing techniques could be wrong, and as a result the Fund’s NAV on that day could be higher or lower, depending on how the security was valued, than would otherwise be the case.

PURCHASE, REDEMPTION, AND PRICING OF SHARES

STATEMENT OF ADDITIONAL INFORMATION (CLASS A & C) / 41

Section 8 |	Taxation of the Fund

Taxation

The following is only a summary of certain U.S. federal income tax considerations generally affecting a Fund and its shareholders that supplements the discussion in the Prospectus. No attempt is made to present a comprehensive explanation of the federal, state, local or foreign tax treatment of a Fund or its shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning.

The following general discussion of certain U.S. federal income tax consequences is based on provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, local, or foreign taxes.

Each Timothy Plan Fund intend to qualify each year as a regulated investment company under the Code.

In order to so qualify, a Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (ii) distribute at least 90% of its dividends, interest and certain other taxable income each year; and (iii) at the end of each fiscal quarter maintain at least 50% of the value of its total assets in cash, government securities, securities of other regulated investment companies, and other securities of issuers which represent, with respect to each issuer, no more than 5% of the value of a Fund’s total assets and 10% of the outstanding voting securities of such issuer, and with no more than 25% of its assets invested in the securities (other than those of the government or other regulated investment companies) of any one issuer or of two or more issuers which a Fund controls and which are engaged in the same, similar or related trades and businesses.

To the extent each Fund qualifies for treatment as a regulated investment company, it will not be subject to federal income tax on income and net capital gains paid to shareholders in the form of dividends or capital gains distributions.

An excise tax at the rate of 4% will be imposed on the excess, if any, of each Fund’s “required distributions” over actual distributions in any calendar year. Generally, the “required distribution” is 98% of a Fund’s ordinary income for the calendar year plus 98.2% of its capital gain net income recognized during the one-year period ending on October 31 plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax. Distributions declared by a Fund during October, November or December to shareholders of record during such month and paid by January 31 of the following year will be taxable to shareholders in the calendar year in which they are declared, rather than the calendar year in which they are received.

If shares of a Fund are purchased within 30 days before or after redeeming other shares of the Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares.

Shareholders will be subject to federal income taxes on distributions made by a Fund whether received in cash or additional shares of the Fund. Distributions of net investment income and net short-term capital gains, if any, will be taxable to shareholders as ordinary income. Distributions of net long-term capital gains, if any, will be taxable to shareholders as long-term capital gains, without regard to how long a shareholder has held shares of the Fund. A loss on the sale of shares held for six months or less will be treated as a long- term capital loss to the extent of any long-term capital gain dividend paid to the shareholder with respect to such shares. A redemption of a Fund’s shares will result in a taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder’s adjusted basis for the redeemed shares (which normally includes any sales charge paid on Class A shares). An exchange of shares of any Fund for shares of another Fund generally will have similar tax consequences. However, special rules apply when a shareholder disposes of Class A shares of a Fund through a redemption or exchange within 90 days after purchase thereof and subsequently reacquires Class A shares of that Fund or of another Timothy Plan Fund without paying a sales charge due to the 90-day reinstatement or exchange privileges. In these cases, any gain on the disposition of the original Class A shares will be increased, or loss decreased, by the amount of the sales charge paid when those shares were acquired, and that amount will increase the basis of the shares subsequently acquired. In addition, if shares of a Fund are purchased (whether pursuant to the reinstatement privilege or otherwise) within 30 days before or after redeeming other shares of that Fund (regardless of class) at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares. Dividends eligible for designation under the dividends received deduction and paid by a Fund may qualify in part for the 70% dividends received deduction for corporations provided, however, that those shares have been held for at least 45 days.

The Trust will notify shareholders each year of the amount of dividends and distributions, including the amount of any distribution of long-term capital gains, and the portion of its dividends which may qualify for the 70% deduction.

TAXATION OF THE FUND

STATEMENT OF ADDITIONAL INFORMATION (CLASS A & C) / 42

Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report Fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you or your beneficiary. Special rules apply to payouts from Roth and Education IRAs.

By law, each Fund must withhold a percentage of your taxable distributions and proceeds (“back-up withholding”) if you do not provide your correct social security or taxpayer identification number, or if the IRS instructs the Fund to do so. The withholding provision generally does not apply to nonresident aliens. Ordinarily, distributions and redemption proceeds earned by a Fund’s shareholders are not subject to withholding of federal income tax. However, if a shareholder fails to furnish a tax identification number or social security number, or certify under penalties of perjury that such number is correct, the Fund may be required to withhold federal income tax from all dividend, capital gain and/or redemption payments to such shareholder. Dividends and capital gain distributions may also be subject to back-up withholding if a shareholder fails to certify under penalties of perjury that such shareholder is not subject to back-up withholding due to the underreporting of certain income. These certifications are contained in the purchase application enclosed with the Prospectus.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative action at any time, and retroactively.

Each class of shares of a Timothy Plan Fund will share proportionately in the investment income and expenses of that Fund, except that each class will incur different distribution expenses.

Dividends and distributions also may be subject to state and local taxes.

Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state and local taxes.

TAXATION OF THE FUND

STATEMENT OF ADDITIONAL INFORMATION (CLASS A & C) / 43

Section 9 |	Calculation of Performance Data

Performance

Performance information for the shares of the Timothy Plan Funds will vary due to the effect of expense ratios on the performance calculations.

Current yield and total return may be quoted in advertisements, shareholder reports or other communications to shareholders. Yield is the ratio of income per share derived from a Fund’s investments to a current maximum offering price expressed in terms of percent. The yield is quoted on the basis of earnings after expenses have been deducted. Total return is the total of all income and capital gains paid to shareholders, assuming reinvestment of all distributions, plus (or minus) the change in the value of the original investment, expressed as a percentage of the purchase price. Occasionally, a Fund may include their distribution rates in advertisements. The distribution rate is the amount of distributions per share made by a Fund over a 12-month period divided by the current maximum offering price.

U.S. Securities and Exchange Commission (“Commission”) rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by a Fund be accompanied by certain standardized performance information computed as required by the Commission. Current yield and total return quotations used by a Fund are based on the standardized methods of computing performance mandated by the Commission. An explanation of those and other methods used by the Funds to compute or express performance follows.

AVERAGE ANNUAL TOTAL RETURN QUOTATION

As the following formula indicates, the average annual total return is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation and dividends and distributions paid and reinvested) for the stated period less any fees charged to all shareholder accounts and annualizing the result. The calculation assumes the maximum sales load is deducted from the initial $1,000 purchase order and that all dividends and distributions are reinvested at the NAV on the reinvestment dates during the period. The quotation assumes the account was completely redeemed at the end of each one, five and ten-year period and assumes the deduction of all applicable charges and fees. According to the Commission formula.

COMMISSION FORMULA:	WHERE:
P(1+T)[n] = ERV	P	=	a hypothetical initial payment of $ 1,000.
	T	=	average annual total return.
	[n]	=	number of years.
	ERV	=

ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one, five or ten-year periods, determined at the end of the one, five or ten-year periods (or fractional portion thereof).

The advertised after-tax returns for a class of a fund are calculated by equaling an initial amount invested in a class of a fund to the ending value, according to the following formulas:

AFTER TAXES ON DISTRIBUTIONS FORMULA:	WHERE:
P(1+T)[n] = ATVD	P	=	a hypothetical initial payment of $1,000.
	T	=	average annual return (after taxes on distributions or after taxes on distributions and redemptions as applicable,
AFTER TAXES ON DISTRIBUTIONS AND REDEMPTIONS FORMULA:	[n]	=	number of years.
P(1+T)[n]—ATVDR	ATVD	=

ending value of a hypothetical $1,000 payment made at the beginning of the one, five or ten-year periods at the end of the one, five or ten-year periods (or fractional portion), after taxes on redemption.

	ATVDR	=

ending value of a hypothetical $1,000 payment made at the beginning of the one, five or ten-year periods at the end of the one, five or ten-year periods (or financial portion) after taxes on fund distributions and redemption.

CALCULATION OF PERFORMANCE DATA

STATEMENT OF ADDITIONAL INFORMATION (CLASS A & C) / 44

Information on the calculations of the funds is available in the Performance section of the Prospectus.

YIELD QUOTATION

A fund’s “yield” is determined in accordance with the method defined by the Securities and Exchange Commission. A yield quotation is based on a 30 day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

Yield Quotation Formula:	WHERE:
Yield = 2[(a-b/cd+1)[6] – 1]	a	=	dividends and interest earned during the period
	b	=	expenses accrued for the period (net of reimbursements)
	c	=	the average daily number of shares outstanding during the period that were entitled to receive dividends
	d	=	the maximum offering price per share on the last day of the period.

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that a fund owns the security. Generally, interest earned (for the purpose of “a” above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). With respect to the treatment of discount and premium on mortgage or other receivable-backed obligations which are expected to be subject to monthly paydowns of principal and interest, gain or loss attributable to actual monthly paydowns is accounted for as an increase or decrease to interest income during the period and discount or premium on the remaining security is not amortized.

Information on the calculations of the funds is available in the Performance section of the Prospectus.

CALCULATION OF PERFORMANCE DATA

STATEMENT OF ADDITIONAL INFORMATION (CLASS A & C) / 45

Section 10 |	Financial Statements

The Trust’s financial statements, including the notes thereto, dated September 30, 2024, which have been audited by Cohen & Company, Ltd., Independent Registered Public Accounting Firm, are incorporated by reference from the Timothy Plan’s September 30, 2024 Annual Report to Shareholders.

FINANCIAL STATEMENTS

STATEMENT OF ADDITIONAL INFORMATION (CLASS A & C) / 46

Appendix A |	Proxy Voting Policy

Preface

Timothy Partners, Ltd. (“Adviser”) is registered with the Securities and Exchange Commission as an investment Adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”). Pursuant to an advisory agreement between Adviser and The Timothy Plan (the “Trust”), Adviser manages the assets of the Timothy Plan Funds (the “Funds”). As the investment Adviser to the Funds, Adviser is responsible for voting all proxies related to securities held in the Funds’ investment portfolios. Because the Funds’ Sub-Advisers, under the close scrutiny of the Adviser, perform economic and management analyses of the companies in which the Funds are invested, Adviser looks to the Funds’ Sub-Advisers to vote proxies, and each Sub-Advisers’ proxy policies and procedures are incorporated herein by specific reference.

Adviser, consistent with its fiduciary duties and pursuant to Rule 206(4)-6 under the Advisers Act, has designed this proxy voting policy (the “Policy”) to reflect its commitment to vote all proxies, when called upon to vote by a Sub-Adviser who perceives a potential conflict or for any other reason, in a manner consistent with the best interests of the Funds’ shareholders. Sub-Advisers, and Adviser, consistent with their duty of care, will monitor corporate actions for those issuers whose securities are called upon to vote. Consistent with its duty of loyalty, Adviser will, in all cases, vote, or cause Sub-Advisers to vote, to promote the Funds’ shareholders’ best interests. In determining how to vote proxies, Adviser and Sub-Advisers shall initially review each Proxy subject to perform an analysis of the impact each issue may have pursuant to the moral considerations set forth in the Prospectus, and shall vote in a manner not inconsistent with those moral considerations. Further, Adviser and Sub-Advisers will not subordinate the economic interest of the Funds’ shareholders to their own interests or to that of any other entity or interested party.

Key Proxy Voting Issues

All votes shall initially be reviewed subject to an analysis of the impact each issue may have pursuant to the moral considerations set forth in the Prospectus. Subsequent to the moral analysis, all votes shall be on a company-by-company basis, and each issue shall be considered in the context of the company under review, and the various economic impacts such issues may have on the Funds’ stated investment objectives. Adviser will give great weight to the views of management if and only if the issues involved will not have a negative impact on the Funds’ shareholder values. In all other cases, Adviser will engage in an independent analysis of the impact that the proposed action will have on shareholder values.

BOARD OF TRUSTEES

Electing directors is one of the most important rights of stock ownership that company shareholders can exercise. Adviser believes that company directors should act in the long-term best interests of the company’s shareholders and the company as a whole. Generally, subsequent to the moral considerations addressed above, when called upon by a Sub-Adviser to vote, Adviser will vote in favor of director nominees that have expressed and/or demonstrated a commitment to the interest of the company’s shareholders. Adviser will consider the following factors in deciding how to vote proxies relating to director elections:

i.

In re-electing incumbent directors, the long-term performance of the company relative to its peers – Adviser will not vote to re-elect a board if the company has had consistent poor performance relative to its peers in the industry, unless the board has taken or is attempting to take steps to improve the company’s performance.

ii.

Whether the slate of director nominees promotes a majority of independent directors on the full board – Adviser believes that it is in the best interest of all company shareholders to have, as a majority, directors that are independent of management.

iii.	A director nominee’s attendance at less than 75% of required meetings – Frequent non-attendance at board meetings will be grounds for voting against re-election.

iv.

Existence of any prior SEC violations and/or other criminal offenses – Adviser will not vote in favor of a director nominee who, to Adviser’s actual knowledge, is the subject of SEC or other criminal enforcement actions.

Adviser believes that it is in the shareholders’ best interests to have bright and experienced directors serving on a company’s board. To this end, Adviser believes that companies should be allowed to establish director compensation packages that attract and retain desirable directors. Adviser will consider whether proposals relating to director compensation are reasonable in relation to the company’s performance and resources. Adviser will vote in favor of proposals that seek to impose reasonable limits on director compensation.

In all other issues that may arise relating to the Board of Directors, Adviser will vote against all proposals that benefit directors at the expense of shareholders, and in favor of all proposals that do not unreasonably abrogate the rights of shareholders. As previously stated, each issue will be analyzed on an issue-by-issue basis.

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CORPORATE GOVERNANCE

Corporate governance issues may include, but are not limited to, the following: (i) corporate defenses, (ii) corporate restructuring proposals, (iii) proposals affecting the capital structure of a company, (iv) proposals regarding executive compensation, or (v) proposals regarding the independent auditors of the company. When called upon by a Sub-Adviser to vote:

i.

Corporate Defenses | Although Adviser will review each proposal on a case-by-case basis, Adviser will generally vote against management proposals that (a) seek to insulate management from all threats of change in control, (b) provide the board with veto power against all takeover bids, (c) allow management or the board of the company to buy shares from particular shareholders at a premium at the expense of the majority of shareholders, or (d) allow management to increase or decrease the size of the board at its own discretion. Adviser will only vote in favor of those proposals that do not unreasonably discriminate against a majority of shareholders, or greatly alter the balance of power between shareholders, on one side, and management and the board, on the other.

ii.

Corporate Restructuring | These may include mergers and acquisitions, spin-offs, asset sales, leveraged buy-outs and/or liquidations. In determining the vote on these types of proposals, Adviser will consider the following factors: (a) whether the proposed action represents the best means of enhancing shareholder values, (b) whether the company’s long-term prospects will be positively affected by the proposal, (c) how the proposed action will impact corporate governance and/or shareholder rights, (d) how the proposed deal was negotiated, (e) whether all shareholders receive equal/fair treatment under the terms of the proposed action, and/or (f) whether shareholders could realize greater value through alternative means.

iii.

Capital Structure | Proposals affecting the capital structure of a company may have significant impact on shareholder value, particularly when they involve the issuance of additional stock. As such, Adviser will vote in favor of proposals to increase the authorized or outstanding stock of the company only when management provides persuasive business justification for the increase, such as to fund acquisitions, recapitalization or debt restructuring. Adviser will vote against proposals that unreasonably dilute shareholder value or create classes of stock with unequal voting rights if, over time, such action may lead to a concentration of voting power in the hands of few insiders.

iv.

Executive Compensation | Adviser believes executives should be compensated at a reasonable rate and that companies should be free to offer attractive compensation packages that encourage high performance in executives because, over time, it will increase shareholder values. Adviser also believes however, that executive compensation should, to some extent, be tied to the performance of the company. Therefore, Adviser will vote in favor of proposals that provide challenging performance objectives to company executives, and which serve to motivate executives to better performance. Adviser will vote against all proposals that offer unreasonable benefits to executives whose past performance has been less than satisfactory.

i.

Adviser will vote against shareholder proposals that summarily restrict executive compensation without regard to the company’s performance, and in favor of shareholder proposals that seek additional disclosures on executive compensation.

v.

Independent Registered Public Accountants | The engagement, retention and termination of a Company’s independent auditors must be approved by the Company’s audit committee, which typically includes only those independent directors who are not affiliated with or compensated by the Company, except for directors’ fees. In reliance on the audit committee’s recommendation, Adviser generally will vote to ratify the employment or retention of a Company’s independent auditors unless Adviser is aware that the auditor is not independent or that the auditor has, in the past, rendered an opinion that was neither accurate nor indicative of the Company’s financial position.

SHAREHOLDER RIGHTS

State law provides shareholders of a company with various rights, including, but not limited to, cumulative voting, appraisal rights, the ability to call special meetings, the ability to vote by written consent and the ability to amend the charter or bylaws of the company. When called upon by a Sub-Adviser to vote, Adviser will carefully analyze all proposals relating to shareholder rights and will vote against proposals that seek to eliminate existing shareholder rights or restrict the ability of shareholders to act in a reasonable manner to protect their interest in the company. In all cases, Adviser will vote in favor of proposals that best represent the long-term financial interest of Fund shareholders.

SOCIAL AND ENVIRONMENTAL ISSUES

When called upon by a Sub-Adviser to vote, in determining how to vote proxies in this category, Adviser will consider the following factors:

i.	Whether the proposal creates a stated position that could affect the company’s reputation and/or operations, or leave it vulnerable to boycotts and other negative consumer responses;

ii.	The percentage of assets of the company that will be devoted to implementing the proposal;

iii.	Whether the issue is more properly dealt with through other means, such as through governmental action;

iv.	Whether the company has already dealt with the issue in some other appropriate way; and

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v.	What other companies have done in response to the issue.

While Adviser generally supports shareholder proposals that seek to create good corporate citizenship, Adviser will vote against proposals that would tie up a large percentage of the assets of the company. Adviser believes that such proposals are inconsistent with its duty to seek long-term value for Fund shareholders. Adviser will also evaluate all proposals seeking to bring to an end certain corporate actions to determine whether the proposals adversely affect the ability of the company to remain profitable. Adviser will vote in favor of proposals that enhance or do not negatively impact long-term shareholder values.

Proxy Voting Procedures

THE PROXY VOTING OFFICER

Adviser hereby appoints Mr. Brian Mumbert as the person responsible for voting all proxies relating to securities held in the Funds’ accounts (the “Proxy Voting Officer”) when called upon by a Sub-Adviser to vote. The Proxy Voting Officer shall take all reasonable efforts to monitor corporate actions, obtain all information sufficient to allow an informed vote on the matter, and ensure that all proxy votes are cast in a timely fashion and in a manner consistent with this Policy.

If, in the Proxy Voting Officer’s reasonable belief, it is in the best interest of the Fund shareholders to cast a particular vote in a manner that is contrary to this policy, the Adviser shall submit a request for a waiver to the Board of Trustees of the Trust (the “Board”), stating the facts and reasons for the Proxy Voting Officer’s belief. The Proxy Voting Officer shall proceed to vote the proxy in accordance with the decision of the Board.

In addition, if, in the Proxy Voting Officer’s reasonable belief, it is in the best interest of the Fund shareholders to abstain from voting on a particular proxy solicitation, the Proxy Voting Officer shall make a record summarizing the reasons for the Proxy Voting Officer’s belief and shall present this summary to the Board along with other reports required in Section 3 below.

CONFLICT OF INTEREST TRANSACTIONS

The Proxy Voting Officer shall submit to the Trust’s Board of Trustees all proxies solicitations that, in the Proxy Voting Officer’s reasonable belief, present a conflict between the interests of the Fund shareholders on one hand, and those of an Adviser or any of its affiliated persons/entities (each, an “Advisory Entity”). Conflict of interest transactions include, but are not limited to, situations where:

●	an Advisory Entity has a business or personal relationship with the participant of a proxy contest such as members of the issuer’s management or the soliciting shareholder(s);

●	an Advisory Entity provides advisory, brokerage, underwriting, insurance or banking or other services to the issuer whose management is soliciting proxies;

●	an Advisory Entity has a personal or business relationship with a candidate for directorship; or

●	an Advisory Entity manages a pension plan or administers an employee benefit plan, or intends to pursue an opportunity to do so.

In all such cases, the materials submitted to the Board shall include the name of the affiliated party whose interests in the transaction are believed to be contrary to the interests of the Funds, a brief description of the conflict, and any other information in the Proxy Voting Officer’s possession that would enable the Board to make an informed decision on the matter. The Proxy Voting Officer shall vote the proxy in accordance with the direction of the Board.

REPORT TO THE BOARD OF TRUSTEES

The Proxy Voting Officer shall, from reports received from Sub-Advisers and votes cast when called upon by a Sub-Adviser to vote, compile and present to the Board of Trustees an annual report of all proxy solicitations received by the Funds, including for each proxy solicitation, (i) the name of the issuer; (ii) the exchange ticker symbol for the security; (iii) the CUSIP number; (iv) the shareholder meeting date; (iv) a brief identification of the matter voted on; (v) whether the matter was proposed by the management or by a security holder; (vi) whether the Proxy Voting Officer cast its vote on the matter and if not, an explanation of why no vote was cast; (vii) how the vote was cast (i.e., for or against the proposal); (viii) whether the vote was cast for or against management; and (ix) whether the vote was consistent with this Policy, and if inconsistent, an explanation of why the vote was cast in such manner. The report shall also include a summary of all transactions which, in the Proxy Voting Officer’s reasonable opinion, presented a potential conflict of interest, and a brief explanation of how each conflict was resolved.

RESPONDING TO FUND SHAREHOLDERS’ REQUEST FOR PROXY VOTING DISCLOSURE

Consistent with this Policy, Sub-Advisers shall submit to Timothy Partners, Ltd. a complete proxy voting record to be filed with the Securities and Exchange Commission on an annual basis for each period ending June 30th on SEC Form N-PX. In addition, the Proxy Voting Officer shall make the Fund’s proxy voting record available to any Fund shareholder who may wish to review such record through The Timothy Plan website. The Timothy

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Plan website shall notify shareholders of the Fund that the Fund’s proxy voting record and a copy of this Policy is available, without charge, to the shareholders by calling the Trust’s toll-free number as listed in its current prospectus. Timothy Partners shall respond to all shareholder requests for records within three business days of such request by first-class mail or other means designed to ensure prompt delivery.

Record Keeping

In connection with this Policy, the Proxy Voting Officer, when called upon by a Sub-Adviser to vote, shall maintain a record of the following:

●

copies of all proxy solicitations received by the Fund, including a brief summary of the name of the issuer of the portfolio security, the exchange ticker symbol for the security, the CUSIP number, and the shareholder meeting date;

●	a reconciliation of the proxy solicitations received and number of shares held by the Fund in the company;

●	the analysis undertaken to ensure that the vote cast is consistent with this Policy;

●	copies, if any, of all waiver requests submitted to the Board and the Board’s final determination relating thereto;

●	copies, if any, of all documents submitted to the Board relating to conflict of interest transactions and the Board’s final determination relating thereto;

●	copies of any other documents created or used by the Proxy Voting Officer in determining how to vote the proxy;

●	copies of all votes cast;

●	copies of all quarterly summaries presented to the Board; and

●	copies of all shareholder requests for the Fund’s proxy voting record and responses thereto.

All records required to be maintained under this Policy shall be maintained in the manner and for such period as is consistent with other records required to be maintained by Adviser pursuant to Rule 204-2 of the Advisers Act. Copies shall be provided to Timothy Partners, Ltd. promptly upon request.

Summary

Timothy Partners, Ltd. (the “Adviser”) is registered with the Securities and Exchange Commission as an Investment Adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Pursuant to an advisory agreement between Adviser and The Timothy Plan (the “Trust”), the Adviser manages the assets of The Timothy Plan Family of Funds (the “Funds”). As the Investment Adviser to the Funds, the Adviser is responsible for voting all proxies related to securities held in their investment portfolios. With the approval of the Board of Trustees of the Trust (the “Board”), the Adviser has delegated day-to-day money management responsibilities for certain of the Funds to Sub-Advisers. Because a Fund’s Sub-Adviser, under the close scrutiny of the Adviser, monitors and reviews the companies in which the Fund invests, the Adviser has delegated its authority to vote proxies to the Fund’s Sub-Adviser. Each Sub-Adviser’s proxy voting policies and procedures have been reviewed by the Adviser and the Board.

Adviser, consistent with its fiduciary duties and pursuant to Rule 206(4)-6 under the Advisers Act, will vote, or cause the Funds’ Sub-Advisers to vote, proxies in a manner that promotes the shareholders’ best interests. In determining how to vote proxies, the Adviser and the Sub-Advisers shall review each proxy proposal, analyze the impact each proposal may have on the moral considerations set forth in the Funds’ Prospectus, and shall vote in a manner not inconsistent with those moral considerations. Adviser and the Sub-Advisers will not subordinate the economic interests of the Funds’ shareholders to their own interests or to that of any other entity or interested party. In the event that a conflict of interest arises between an Adviser or a Sub-Adviser and a Fund, a complete description of the conflict will be presented to the Board, and the proxy will be voted as directed by the Board.

A copy of Adviser’s Proxy Voting Policies and Procedures may be obtained by calling The Timothy Plan at 1-(800)-846-7526 or may be viewed online at www.timothyplan.com. A copy also may be obtained from Fund documents filed with the SEC at its website www.sec.gov. A record of the actual proxy votes cast by each Fund also is available upon request made to the Timothy Plan either by phone or by contacting Timothy Plan on its website.

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